UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2014

Date of reporting period: November 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.14

ANNUAL REPORT

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

January 15, 2015

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the annual reporting period ended November 30, 2014.

At a meeting held on November 4-6, 2014, the Board of Trustees of AllianceBernstein Trust approved the liquidation and dissolution of the Fund. The Fund has suspended most sales of its shares pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. In limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Fund will continue to offer its shares although without an initial sales charge. The Fund expects to make the liquidating distributions on or shortly after January 16, 2015.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging-market countries, including the United States. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-U.S. companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada,

Australia, and emerging-market countries worldwide.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental” securities, and enter into forward commitments.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net), for the six- and 12-month periods ended November 30, 2014.

All share classes of the Fund underperformed the benchmark for both periods. During the 12-month period, underweights in the consumer staples, medical and energy sectors, as well as weak security selection in the medical, finance and capital equipment sectors detracted from performance. In contrast, an overweight in the technology sector, and security selection in consumer cyclicals, telecommunications and technology contributed to returns. Country exposure was negative overall, due to overweights in Korea, France and

Portugal. A small exposure to Russia also had a negative impact on returns.

During the six-month period, security selection was negative, particularly in the capital equipment, medical and technology sectors. Underweights in the medical, consumer staples and transportation sectors also detracted from returns. An overweight in the technology sector and an underweight in industrial commodities, as well as security selection in the telecommunications, consumer cyclicals and construction and housing sectors, contributed to performance.

At the end of the reporting period, the Fund did not have any allocations to Russian stocks, as the Global Value Investment Team (the “Team”) progressively sold companies which were exposed to the Ukraine/Russia situation. In the Team’s view, the increased political risks, coupled with the potential fallout on Russia’s economy and markets, created uncertainties that could not be appropriately incorporated into earnings forecasts, and outweighed the fundamental strengths of the Fund’s holdings in the region. For other holdings that have exposure to Russia’s economy, the Team continues to monitor the situation closely.

Derivatives were utilized during both periods in the form of Treasury futures for investment purposes, which had an immaterial impact on performance, and currency forwards for hedging and investment purposes, which added to returns. Purchased and written options were utilized for hedging and investment purposes during the 12-month period, which had an immaterial impact on performance.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Market Review and Investment Strategy

Global equity markets rose during the 12-month period. Following strong gains at the end of 2013, equity markets lacked direction in the first quarter of 2014, as signs of growth in Europe and the U.S. were offset by new pressures in emerging markets and Japan. By the second quarter of 2014, the global economy showed moderate, steady growth, pushing equity markets higher. Monetary policy remained loose and volatility was subdued. Global markets remained resilient in the third quarter, despite geopolitical and macroeconomic concerns dominating headlines. Stocks in Japan led the gains.

Resources stocks underperformed, as commodity prices—especially for crude oil—softened amid global economic weakness, solid supply in the market and a strengthening U.S. dollar. The fourth quarter began with heightened volatility as an improving U.S. economy and news of economic stimulus measures elsewhere in the world overshadowed concerns about Europe’s weakening economy. Global equity markets rallied strongly in November amid a continued drop in oil prices, signs that the U.S. recovery remained intact and rising hopes that the European Central Bank would step up its economic stimulus plan.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund*
Class A	1.14%	8.15%

Class B†	0.81%	7.38%

Class C	0.81%	7.31%

Advisor Class‡	1.31%	8.39%

Class R‡	1.06%	7.78%

Class K‡	1.15%	8.11%

Class I‡	1.31%	8.45%

MSCI World Index (net)	2.25%	8.91%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2014 by 0.08% and 0.11%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/04 TO 11/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Fund Class A shares (from 11/30/04 to 11/30/14) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.15%	3.55%
5 Years	7.84%	6.92%
10 Years	3.22%	2.77%

Class B Shares
1 Year	7.38%	3.38%
5 Years	7.02%	7.02%
10 Years(a)	2.58%	2.58%

Class C Shares
1 Year	7.31%	6.31%
5 Years	7.08%	7.08%
10 Years	2.48%	2.48%

Advisor Class Shares*
1 Year	8.39%	8.39%
5 Years	8.17%	8.17%
10 Years	3.52%	3.52%

Class R Shares*
1 Year	7.78%	7.78%
5 Years	7.55%	7.55%
Since Inception†	2.32%	2.32%

Class K Shares*
1 Year	8.11%	8.11%
5 Years	7.85%	7.85%
Since Inception†	2.58%	2.58%

Class I Shares*
1 Year	8.45%	8.45%
5 Years	8.26%	8.26%
Since Inception†	2.97%	2.97%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.19%, 2.94%, 2.91%, 1.89%, 2.45%, 2.16% and 1.84% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.94%
5 Years	6.26%
10 Years	2.35%

Class B Shares
1 Year	0.70%
5 Years	6.36%
10 Years(a)	2.15%

Class C Shares
1 Year	3.67%
5 Years	6.42%
10 Years	2.06%

Advisor Class Shares*
1 Year	5.61%
5 Years	7.49%
10 Years	3.09%

Class R Shares*
1 Year	5.02%
5 Years	6.86%
Since Inception†	2.23%

Class K Shares*
1 Year	5.34%
5 Years	7.18%
Since Inception†	2.49%

Class I Shares*
1 Year	5.60%
5 Years	7.56%
Since Inception†	2.87%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,011.40	$10.54	2.09%
Hypothetical**	$1,000	$1,014.59	$10.56	2.09%
Class B
Actual	$1,000	$1,008.10	$13.99	2.78%
Hypothetical**	$1,000	$1,011.13	$14.02	2.78%
Class C
Actual	$1,000	$1,008.10	$13.64	2.71%
Hypothetical**	$1,000	$1,011.48	$13.67	2.71%
Advisor Class
Actual	$1,000	$1,013.10	$9.24	1.83%
Hypothetical**	$1,000	$1,015.89	$9.25	1.83%
Class R
Actual	$1,000	$1,010.60	$11.90	2.36%
Hypothetical**	$1,000	$1,013.24	$11.91	2.36%
Class K
Actual	$1,000	$1,011.50	$10.69	2.12%
Hypothetical**	$1,000	$1,014.44	$10.71	2.12%
Class I
Actual	$1,000	$1,013.10	$9.03	1.79%
Hypothetical**	$1,000	$1,016.09	$9.05	1.79%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $43.5

*	All data are as of November 30, 2014. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following countries: Australia, Denmark, Hong Kong, Norway and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Hewlett-Packard Co.	$953,845	2.2%
Pfizer, Inc.	851,329	2.0
Microsoft Corp.	843,846	1.9
Liberty Global PLC – Series C	832,716	1.9
Kroger Co. (The)	815,260	1.9
GlaxoSmithKline PLC	750,959	1.7
Roche Holding AG	706,207	1.6
Oracle Corp.	693,828	1.6
Citigroup, Inc.	690,816	1.6
Bank of America Corp.	689,609	1.6
	$7,828,415	18.0%

*	Long-term investments.

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 100.7%
Financials – 19.9%
Banks – 11.1%
Bank Hapoalim BM	58,030	$289,837
Bank of America Corp.	40,470	689,609
Citigroup, Inc.	12,800	690,816
Commerzbank AG(a)	16,280	248,519
ICICI Bank Ltd.	9,660	272,058
Mitsubishi UFJ Financial Group, Inc.	100,100	576,509
Societe Generale SA	13,120	651,154
Sumitomo Mitsui Financial Group, Inc.	7,700	289,097
UniCredit SpA	88,540	653,966
Wells Fargo & Co.	8,430	459,266

		4,820,831

Consumer Finance – 2.4%
Capital One Financial Corp.	6,930	576,576
SLM Corp.	49,200	476,256

		1,052,832

Diversified Financial Services – 0.5%
Friends Life Group Ltd.	39,730	228,881

Insurance – 5.5%
Allstate Corp. (The)	4,730	322,350
American International Group, Inc.	11,930	653,764
Aon PLC	5,190	480,023
Aspen Insurance Holdings Ltd.	4,910	217,169
Assurant, Inc.	3,410	230,482
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,290	265,455
PartnerRe Ltd.	2,100	244,671

		2,413,914

Real Estate Management & Development – 0.4%
Aeon Mall Co., Ltd.	9,200	156,970

		8,673,428

Consumer Discretionary – 16.7%
Auto Components – 3.5%
Cie Generale des Etablissements Michelin – Class B	5,255	483,150
Sumitomo Electric Industries Ltd.	41,300	537,515
Sumitomo Rubber Industries Ltd.	10,900	166,103
Valeo SA	2,650	326,033

		1,512,801

Automobiles – 3.2%
Ford Motor Co.	31,794	500,120
Great Wall Motor Co., Ltd. – Class H	64,500	325,993
Nissan Motor Co., Ltd.	24,000	223,919
Thor Industries, Inc.	2,250	132,210
Volkswagen AG (Preference Shares)	810	186,574

		1,368,816

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.4%
Bloomin’ Brands, Inc.(a)	6,850	$155,975

Household Durables – 1.1%
PulteGroup, Inc.	21,670	468,722

Media – 4.2%
Comcast Corp. – Class A	2,890	164,846
Liberty Global PLC – Series C(a)	16,681	832,716
Regal Entertainment Group – Class A	10,470	241,752
Time Warner Cable, Inc. – Class A	1,030	153,758
Twenty-First Century Fox, Inc. – Class A	7,250	266,800
Viacom, Inc. – Class B	2,407	182,041

		1,841,913

Multiline Retail – 1.2%
Dollar General Corp.(a)	8,030	535,922

Specialty Retail – 2.6%
GameStop Corp. – Class A(b)	13,150	497,202
Gap, Inc. (The)	5,850	231,660
Office Depot, Inc.(a)	59,910	397,203

		1,126,065

Textiles, Apparel & Luxury Goods – 0.5%
Kering	1,150	237,500

		7,247,714

Information Technology – 16.5%
Communications Equipment – 0.8%
Brocade Communications Systems, Inc.	9,250	104,618
Harris Corp.	3,060	219,310

		323,928

Electronic Equipment, Instruments & Components – 0.5%
Arrow Electronics, Inc.(a)	4,050	236,682

IT Services – 1.1%
Genpact Ltd.(a)	13,060	235,341
Xerox Corp.	17,340	242,067

		477,408

Semiconductors & Semiconductor Equipment – 5.2%
Advanced Micro Devices, Inc.(a)(b)	82,300	229,617
Applied Materials, Inc.	17,150	412,457
Micron Technology, Inc.(a)	5,860	210,667
Novatek Microelectronics Corp.	57,000	321,646
Samsung Electronics Co., Ltd.	580	671,974
Sumco Corp.(b)	32,200	412,223

		2,258,584

Software – 5.0%
Electronic Arts, Inc.(a)	14,300	628,199
Microsoft Corp.	17,650	843,846
Oracle Corp.	16,360	693,828

		2,165,873

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 3.9%
Apple, Inc.	2,690	$319,922
Catcher Technology Co., Ltd.	50,000	422,382
Hewlett-Packard Co.	24,420	953,845

		1,696,149

		7,158,624

Health Care – 10.8%
Biotechnology – 0.7%
Actelion Ltd. (REG)(a)	2,770	328,443

Health Care Equipment & Supplies – 0.6%
Medtronic, Inc.	3,670	271,103

Health Care Providers & Services – 2.3%
Aetna, Inc.	5,540	483,310
WellPoint, Inc.	3,940	503,965

		987,275

Pharmaceuticals – 7.2%
Astellas Pharma, Inc.	21,900	315,112
GlaxoSmithKline PLC	32,370	750,959
Novartis AG	5,130	496,084
Pfizer, Inc.	27,330	851,329
Roche Holding AG	2,360	706,207

		3,119,691

		4,706,512

Telecommunication Services – 8.6%
Diversified Telecommunication Services – 5.4%
Bezeq The Israeli Telecommunication Corp., Ltd.	132,550	234,540
Nippon Telegraph & Telephone Corp.	11,100	593,562
Orange SA	36,980	651,677
Telecom Italia SpA (savings shares)	271,350	240,391
Vivendi SA(a)	25,590	650,768

		2,370,938

Wireless Telecommunication Services – 3.2%
China Mobile Ltd.	38,500	475,001
Turkcell Iletisim Hizmetleri AS(a)	36,090	228,737
Vodafone Group PLC	183,591	672,000

		1,375,738

		3,746,676

Industrials – 8.4%
Aerospace & Defense – 2.6%
Airbus Group NV	10,392	633,046
Safran SA	7,390	477,943

		1,110,989

Air Freight & Logistics – 0.5%
Royal Mail PLC	34,750	226,712

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 1.1%
Delta Air Lines, Inc.	9,910	$462,500

Industrial Conglomerates – 1.6%
Hutchison Whampoa Ltd.	16,000	200,375
Toshiba Corp.	111,000	493,892

		694,267

Machinery – 1.2%
Dover Corp.	1,640	126,263
ITT Corp.	3,060	126,684
Terex Corp.	10,080	289,296

		542,243

Marine – 0.4%
Nippon Yusen KK	68,000	191,962

Road & Rail – 0.3%
East Japan Railway Co.	1,500	112,240

Trading Companies & Distributors – 0.7%
Mitsubishi Corp.	16,700	315,600

		3,656,513

Consumer Staples – 7.9%
Beverages – 0.7%
Asahi Group Holdings Ltd.	5,900	183,900
Carlsberg A/S – Class B	1,400	124,569

		308,469

Food & Staples Retailing – 3.4%
CVS Health Corp.	2,050	187,288
Koninklijke Ahold NV	27,150	479,238
Kroger Co. (The)	13,624	815,260

		1,481,786

Food Products – 1.1%
Dean Foods Co.	11,790	201,020
Tyson Foods, Inc. – Class A	5,980	253,193

		454,213

Tobacco – 2.7%
Imperial Tobacco Group PLC	12,340	569,647
Philip Morris International, Inc.	6,910	600,686

		1,170,333

		3,414,801

Energy – 7.6%
Energy Equipment & Services – 0.3%
Petroleum Geo-Services ASA(b)	22,830	111,587

Oil, Gas & Consumable Fuels – 7.3%
BG Group PLC	13,310	186,936
Hess Corp.	9,201	671,029
JX Holdings, Inc.	106,500	396,278
Murphy Oil Corp.	5,860	283,741

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Occidental Petroleum Corp.	5,750	$458,678
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	8,780	292,207
Total SA	11,350	633,356
Valero Energy Corp.	5,271	256,223

		3,178,448

		3,290,035

Materials – 2.8%
Chemicals – 2.5%
Arkema SA	8,200	557,846
Incitec Pivot Ltd.	77,400	187,453
LyondellBasell Industries NV – Class A	1,950	153,777
Teijin Ltd.	74,000	200,402

		1,099,478

Metals & Mining – 0.3%
Dowa Holdings Co., Ltd.	17,000	140,719

		1,240,197

Utilities – 1.5%
Electric Utilities – 1.0%
Edison International	3,140	199,578
EDP – Energias de Portugal SA	58,830	241,330

		440,908

Multi-Utilities – 0.5%
CenterPoint Energy, Inc.	9,600	229,824

		670,732

Total Common Stocks (cost $38,037,428)		43,805,232

RIGHTS – 0.1%
Materials – 0.1%
Chemicals – 0.1%
Arkema SA, expiring 12/03/14(a) (cost $0)	8,200	24,124

Total Investments Before Security Lending Collateral for Securities Loaned – 100.8% (cost $38,037,428)		43,829,356

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.9%
Investment Companies – 2.9%
AB Exchange Reserves – Class I, 0.07%(c)(d) (cost $1,278,718)	1,278,718	1,278,718

Total Investments – 103.7% (cost $39,316,146)		45,108,074
Other assets less liabilities – (3.7)%		(1,619,209)

Net Assets – 100.0%		$43,488,865

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	4	December 2014	$157,158	$161,350	$4,192

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	548	SEK	4,055	2/18/15	$(4,355)
BNP Paribas SA	KRW	574,311	USD	527	2/17/15	13,217
BNP Paribas SA	USD	1,279	AUD	1,484	2/18/15	(23,558)
Citibank	GBP	296	USD	465	2/18/15	2,601
Goldman Sachs Bank USA	JPY	200,468	USD	1,769	2/18/15	78,530
HSBC Bank USA	JPY	198,728	USD	1,734	2/18/15	58,742
Royal Bank of Scotland PLC	EUR	503	USD	632	2/18/15	6,429
Royal Bank of Scotland PLC	USD	958	NZD	1,253	2/18/15	17,977
State Street Bank & Trust Co.	AUD	154	USD	131	2/18/15	1,192
State Street Bank & Trust Co.	EUR	1,950	USD	2,421	2/18/15	(4,929)
State Street Bank & Trust Co.	JPY	17,136	USD	145	2/18/15	658
State Street Bank & Trust Co.	USD	332	EUR	265	2/18/15	(2,333)

						$144,171

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Glossary:

REG – Registered Shares

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $38,037,428)	$43,829,356	(a)
Affiliated issuers (cost $1,278,718 – including investment of cash collateral for securities loaned of $1,278,718)	1,278,718
Due from broker	14,933	(b)
Foreign currencies, at value (cost $207,786)	205,709
Receivable for investment securities sold and foreign currency transactions	375,948
Unrealized appreciation on forward currency exchange contracts	179,346
Dividends and interest receivable	144,612
Receivable for shares of beneficial interest sold	7,891
Receivable for variation margin on exchange-traded derivatives	138

Total assets	46,036,651

Liabilities
Due to custodian	208,114
Payable for collateral received on securities loaned	1,278,718
Payable for shares of beneficial interest redeemed	750,588
Payable for investment securities purchased and foreign currency transactions	111,357
Unrealized depreciation on forward currency exchange contracts	35,175
Advisory fee payable	26,195
Administrative fee payable	8,644
Transfer Agent fee payable	2,621
Distribution fee payable	1,129
Accrued expenses	125,245

Total liabilities	2,547,786

Net Assets	$43,488,865

Composition of Net Assets
Paid-in capital	$157,780,602
Undistributed net investment income	853,806
Accumulated net realized loss on investment and foreign currency transactions	(121,077,927)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,932,384

	$43,488,865

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$16,143,358	1,396,728	$11.56	*

B	$884,981	78,880	$11.22

C	$3,679,483	327,555	$11.23

Advisor	$19,965,445	1,715,407	$11.64

R	$578,147	50,673	$11.41

K	$1,367,617	119,478	$11.45

I	$869,834	74,814	$11.63

(a)	Includes securities on loan with a value of $1,223,283 (see Note E).

(b)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

*	The maximum offering price per share for Class A shares was $12.07 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2014

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $74,596)	$1,565,175
Affiliated issuers	546
Securities lending income	20,510	$1,586,231

Expenses
Advisory fee (see Note B)	350,751
Distribution fee—Class A	46,794
Distribution fee—Class B	10,849
Distribution fee—Class C	35,599
Distribution fee—Class R	3,574
Distribution fee—Class K	3,667
Transfer agency—Class A	25,692
Transfer agency—Class B	2,103
Transfer agency—Class C	6,127
Transfer agency—Advisor Class	33,739
Transfer agency—Class R	1,832
Transfer agency—Class K	3,147
Transfer agency—Class I	1,062
Custodian	125,963
Audit and tax	65,731
Registration fees	64,759
Trustees’ fees	58,544
Administrative	51,316
Legal	37,162
Printing	27,835
Miscellaneous	17,416

Total expenses		973,662

Net investment income		612,569

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		5,293,710 (a)
Futures		15,324
Options written		11,924
Foreign currency transactions		340,738
Net change in unrealized appreciation/depreciation of:
Investments		(2,917,732)
Futures		(7,147)
Options written		(10,862)
Foreign currency denominated assets and liabilities		139,139

Net gain on investment and foreign currency transactions		2,865,094

Net Increase in Net Assets from Operations		$3,477,663

(a)	Net of foreign capital gains taxes of $7,288.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2014	Year Ended November 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$612,569	$153,927
Net realized gain on investment and foreign currency transactions	5,661,696	4,831,940
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,796,602)	7,907,371

Net increase in net assets from operations	3,477,663	12,893,238
Dividends to Shareholders from
Net investment income
Class A	(180,959)	(163,175)
Class B	(3,872)	(3,445)
Class C	(23,932)	(9,808)
Advisor Class	(301,064)	(291,548)
Class R	(6,580)	(6,205)
Class K	(19,957)	(13,240)
Class I	(13,809)	(12,780)
Transactions in Shares of Beneficial Interest
Net decrease	(6,020,336)	(6,750,310)

Total increase (decrease)	(3,092,846)	5,642,727
Net Assets
Beginning of period	46,581,711	40,938,984

End of period (including undistributed net investment income of $853,806 and $450,842, respectively)	$43,488,865	$46,581,711

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2014

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as AllianceBernstein Trust. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AB International Value Fund, the AB Discovery Value Fund and the AB Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

The following tables summarize the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2014:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$5,040,982		$3,632,446		$	– 0	–	$8,673,428
Consumer Discretionary	4,760,927		2,486,787			– 0	–	7,247,714
Information Technology	5,330,399		1,828,225			– 0	–	7,158,624
Health Care	2,109,707		2,596,805			– 0	–	4,706,512
Telecommunication Services	– 0	–	3,746,676			– 0	–	3,746,676
Industrials	1,004,743		2,651,770			– 0	–	3,656,513
Consumer Staples	2,057,447		1,357,354			– 0	–	3,414,801
Energy	1,669,671		1,620,364			– 0	–	3,290,035
Materials	153,777		1,086,420			– 0	–	1,240,197
Utilities	429,402		241,330			– 0	–	670,732
Rights	24,124		– 0	–		– 0	–	24,124
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,278,718		– 0	–		– 0	–	1,278,718

Total Investments in Securities	23,859,897		21,248,177	+		– 0	–	45,108,074
Other Financial Instruments* :
Assets:
Futures	– 0	–	4,192			– 0	–	4,192	#
Forward Currency Exchange Contracts	– 0	–	179,346			– 0	–	179,346
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(35,175)			– 0	–	(35,175)

Total^	$23,859,897		$21,396,540		$	– 0	–	$45,256,437

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2014, the reimbursement for such services amounted to $51,316.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $29,295 for the year ended November 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,004 from the sale of Class A shares and received $227, $35 and $134 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2014.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2014 (000)			Dividend Income (000)
$224	$12,954	$13,178	$	– 0	–	$	– 0	–*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the year ended November 30, 2014 amounted to $56,946, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund stopped accruing 12b-1 distribution fees as of November 7, 2014 due to the approval of the liquidation of the Fund. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $56,264, $506,486, $179,231 and $52,440 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$27,701,110	$32,347,116

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and written options transactions) are as follows:

Cost	$39,498,028

Gross unrealized appreciation	$7,422,176
Gross unrealized depreciation	(1,812,130)

Net unrealized appreciation	$5,610,046

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2014, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2014, the Fund held purchased options for hedging and non-hedging purposes. During the year ended November 30, 2014, the Fund held written options for hedging and non-hedging purposes.

For the year ended November 30, 2014, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/13	25			$11,924
Options written	– 0	–		– 0	–
Options expired	(25)			(11,924)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 11/30/14	– 0	–	$	– 0	–

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At November 30, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$4,192	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	179,346		Unrealized depreciation on forward currency exchange contracts	$35,175

Total		$183,538			$35,175

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended November 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$15,324	$(7,147)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	226,292	147,229

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(54,576)	$51,014

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	11,924	(10,862)

Total		$198,964	$180,234

The following table represents the volume of the Fund’s derivative transactions during the year ended November 30, 2014:

Futures:
Average original value of buy contracts	$164,411

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$12,234,160
Average principal amount of sale contracts	$13,485,143

Purchased Options:
Average monthly cost	$54,576	(a)

(a)	Positions were open for less than one month during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of November 30, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.*	$138	$	– 0	–	$	– 0	–	$	– 0	–	$138

Total	$138	$	– 0	–	$	– 0	–	$	– 0	–	$138

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$13,217	$(13,217)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	2,601	– 0	–		– 0	–		– 0	–		2,601
Goldman Sachs Bank USA	78,530	– 0	–		– 0	–		– 0	–		78,530
HSBC Bank USA	58,742	– 0	–		– 0	–		– 0	–		58,742
Royal Bank of Scotland PLC	24,406	– 0	–		– 0	–		– 0	–		24,406
State Street Bank & Trust Co.	1,850	(1,850)			– 0	–		– 0	–		– 0	–

Total	$179,346	$(15,067)		$	– 0	–	$	– 0	–		$164,279	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$4,355	$	– 0	–	$	– 0	–	$	– 0	–	$4,355
BNP Paribas SA	23,558		(13,217)			– 0	–		– 0	–	10,341
State Street Bank & Trust Co.	7,262		(1,850)			– 0	–		– 0	–	5,412

Total	$35,175		$(15,067)		$	– 0	–	$	– 0	–	$20,108	^

*	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at November 30, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2014, the Fund had securities on loan with a value of $1,223,283 and had received cash collateral which has been invested into AB Exchange Reserves of $1,278,718. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $20,510 and $393 from the borrowers and AB Exchange Reserves, respectively, for the year ended November 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended November 30, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2014 (000)
$419	$12,748	$11,888	$1,279

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013

Class A
Shares sold	239,579	213,084	$2,687,602	$2,033,456

Shares issued in reinvestment of dividends	15,943	18,132	169,958	153,572

Shares converted from Class B	31,221	44,759	348,012	415,694

Shares redeemed	(393,064)	(490,236)	(4,405,026)	(4,611,440)

Net decrease	(106,321)	(214,261)	$(1,199,454)	$(2,008,718)

Class B
Shares sold	5,760	11,573	$62,307	$102,554

Shares issued in reinvestment of dividends	336	363	3,497	3,003

Shares converted to Class A	(32,076)	(45,987)	(348,012)	(415,694)

Shares redeemed	(21,950)	(31,636)	(238,038)	(283,820)

Net decrease	(47,930)	(65,687)	$(520,246)	$(593,957)

Class C
Shares sold	46,335	95,328	$491,902	$915,496

Shares issued in reinvestment of dividends	1,913	1,066	19,955	8,850

Shares redeemed	(85,960)	(112,705)	(932,316)	(1,026,822)

Net decrease	(37,712)	(16,311)	$(420,459)	$(102,476)

Advisor Class
Shares sold	418,948	191,196	$4,721,460	$1,765,334

Shares issued in reinvestment of dividends	27,849	34,011	298,270	289,429

Shares redeemed	(727,694)	(648,541)	(8,098,226)	(5,977,241)

Net decrease	(280,897)	(423,334)	$(3,078,496)	$(3,922,478)

Class R
Shares sold	12,922	17,263	$143,281	$163,679

Shares issued in reinvestment of dividends	624	739	6,579	6,204

Shares redeemed	(36,115)	(33,131)	(400,618)	(302,984)

Net decrease	(22,569)	(15,129)	$(250,758)	$(133,101)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013

Class K
Shares sold	75,417	114,410	$825,720	$1,085,358

Shares issued in reinvestment of dividends	1,890	1,576	19,957	13,239

Shares redeemed	(113,581)	(82,941)	(1,250,575)	(800,916)

Net increase (decrease)	(36,274)	33,045	$(404,898)	$297,681

Class I
Shares sold	5,958	6,311	$65,690	$58,883

Shares issued in reinvestment of dividends	1,292	1,504	13,809	12,780

Shares redeemed	(20,739)	(39,907)	(225,524)	(358,924)

Net decrease	(13,489)	(32,092)	$(146,025)	$(287,261)

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2014.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$550,173	$500,201

Total taxable distributions	550,173	500,201

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$998,331
Accumulated capital and other losses	(120,891,853	)(a)
Unrealized appreciation/(depreciation)	5,601,786	(b)

Total accumulated earnings/(deficit)	$(114,291,736)

(a)

As of November 30, 2014, the Fund had a net capital loss carryforward of $120,891,853. During the fiscal year, the Fund utilized $5,332,524 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Notes to Financial Statements

will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2014, the Fund had a net capital loss carryforward of $120,891,853 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 9,839,873	n/a	2016
97,859,382	n/a	2017
10,581,336	n/a	2018
2,611,262	n/a	2019

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency and foreign capital gains tax and the tax treatment of passive foreign investment companies (PFICs) resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Fund Liquidation

At a meeting held on November 4-6, 2014, the Board of Trustees of the Trust approved the liquidation and dissolution of the Fund. The Fund made its liquidating distributions on January 16, 2015.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Other than the liquidating distribution discussed in Note J, management has determined that there are no additional material events that would require disclosure in the Fund’s financial statements through this date.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.81	$ 8.12	$ 7.98	$ 9.02	$ 8.88

Income From Investment Operations
Net investment income(a)	.14	.03	.07	.09	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73	2.76	.34	(.69)	.16

Net increase (decrease) in net asset value from operations	.87	2.79	.41	(.60)	.23

Less: Dividends
Dividends from net investment income	(.12)	(.10)	(.27)	(.44)	(.09)

Net asset value, end of period	$ 11.56	$ 10.81	$ 8.12	$ 7.98	$ 9.02

Total Return
Total investment return based on net asset value(b)	8.15%*	34.67%*	5.36%	(7.32)%*	2.57	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,143	$16,255	$13,949	$17,280	$26,794
Ratio to average net assets of:
Expenses(c)	2.14%	2.19%	2.16%	1.62%	1.59	%+
Net investment income	1.27%	.30%	.85%	.94%	.83	%+
Portfolio turnover rate	60%	66%	52%	72%	61%

See footnote summary on page 47.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.48	$ 7.86	$ 7.70	$ 8.71	$ 8.59

Income From Investment Operations
Net investment income (loss)(a)	.07	(.04)	.00 (d)	.01	.00	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70	2.68	.34	(.65)	.15

Net increase (decrease) in net asset value from operations	.77	2.64	.34	(.64)	.15

Less: Dividends
Dividends from net investment income	(.03)	(.02)	(.18)	(.37)	(.03)

Net asset value, end of period	$ 11.22	$ 10.48	$ 7.86	$ 7.70	$ 8.71

Total Return
Total investment return based on net asset value(b)	7.38%*	33.62%*	4.58%	(7.99)%*	1.69	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$885	$1,329	$1,512	$2,201	$3,581
Ratio to average net assets of:
Expenses(c)	2.85%	2.94%	2.96%	2.42%	2.38	%+
Net investment income (loss)	.66%	(.46)%	.02%	.13%	.03	%+
Portfolio turnover rate	60%	66%	52%	72%	61%

See footnote summary on page 47.

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.53	$ 7.89	$ 7.74	$ 8.75	$ 8.62

Income From Investment Operations
Net investment income (loss)(a)	.07	(.04)	.01	.02	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70	2.71	.33	(.66)	.15

Net increase (decrease) in net asset value from operations	.77	2.67	.34	(.64)	.16

Less: Dividends
Dividends from net investment income	(.07)	(.03)	(.19)	(.37)	(.03)

Net asset value, end of period	$ 11.23	$ 10.53	$ 7.89	$ 7.74	$ 8.75

Total Return
Total investment return based on net asset value(b)	7.31%*	33.88%*	4.58%	(7.95)%*	1.80	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,679	$3,845	$3,012	$4,337	$6,355
Ratio to average net assets of:
Expenses(c)	2.80%	2.91%	2.89%	2.35%	2.32	%+
Net investment income (loss)	.63%	(.43)%	.12%	.22%	.12	%+
Portfolio turnover rate	60%	66%	52%	72%	61%

See footnote summary on page 47.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.89	$ 8.18	$ 8.04	$ 9.09	$ 8.95

Income From Investment Operations
Net investment income(a)	.17	.06	.09	.11	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73	2.77	.35	(.68)	.16

Net increase (decrease) in net asset value from operations	.90	2.83	.44	(.57)	.26

Less: Dividends
Dividends from net investment income	(.15)	(.12)	(.30)	(.48)	(.12)

Net asset value, end of period	$ 11.64	$ 10.89	$ 8.18	$ 8.04	$ 9.09

Total Return
Total investment return based on net asset value(b)	8.39%*	35.07%*	5.72%	(7.01)%*	2.90	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,966	$21,740	$19,788	$37,161	$62,660
Ratio to average net assets of:
Expenses(c)	1.87%	1.89%	1.85%	1.32%	1.29	%+
Net investment income	1.50%	.58%	1.13%	1.24%	1.13	%+
Portfolio turnover rate	60%	66%	52%	72%	61%

See footnote summary on page 47.

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.68	$ 8.01	$ 7.88	$ 8.87	$ 8.75

Income From Investment Operations
Net investment income(a)	.11	.00 (d)	.05	.05	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71	2.74	.33	(.66)	.14

Net increase (decrease) in net asset value from operations	.82	2.74	.38	(.61)	.19

Less: Dividends
Dividends from net investment income	(.09)	(.07)	(.25)	(.38)	(.07)

Net asset value, end of period	$ 11.41	$ 10.68	$ 8.01	$ 7.88	$ 8.87

Total Return
Total investment return based on net asset value(b)	7.78%*	34.45%*	4.97%	(7.45)%*	2.22	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$578	$782	$708	$1,128	$1,720
Ratio to average net assets of:
Expenses(c)	2.43%	2.45%	2.35%	1.94%	1.85	%+
Net investment income	1.01%	.02%	.69%	.62%	.60	%+
Portfolio turnover rate	60%	66%	52%	72%	61%

See footnote summary on page 47.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.72	$ 8.06	$ 7.91	$ 8.95	$ 8.84

Income From Investment Operations
Net investment income(a)	.13	.03	.07	.08	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73	2.74	.34	(.67)	.14

Net increase (decrease) in net asset value from operations	.86	2.77	.41	(.59)	.22

Less: Dividends
Dividends from net investment income	(.13)	(.11)	(.26)	(.45)	(.11)

Net asset value, end of period	$ 11.45	$ 10.72	$ 8.06	$ 7.91	$ 8.95

Total Return
Total investment return based on net asset value(b)	8.11%*	34.73%*	5.39%	(7.24)%*	2.47	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,368	$1,670	$989	$1,038	$1,565
Ratio to average net assets of:
Expenses(c)	2.15%	2.16%	2.11%	1.67%	1.58	%+
Net investment income	1.17%	.34%	.91%	.89%	.90	%+
Portfolio turnover rate	60%	66%	52%	72%	61%

See footnote summary on page 47.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.88	$ 8.15	$ 8.02	$ 9.08	$ 8.94

Income From Investment Operations
Net investment income(a)	.18	.06	.10	.12	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73	2.78	.34	(.69)	.16

Net increase (decrease) in net asset value from operations	.91	2.84	.44	(.57)	.27

Less: Dividends
Dividends from net investment income	(.16)	(.11)	(.31)	(.49)	(.13)

Net asset value, end of period	$ 11.63	$ 10.88	$ 8.15	$ 8.02	$ 9.08

Total Return
Total investment return based on net asset value(b)	8.45%*	35.16%*	5.82%	(6.96)%*	3.04	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$870	$961	$981	$23,994	$22,265
Ratio to average net assets of:
Expenses(c)	1.82%	1.84%	1.43%	1.25%	1.15	%+
Net investment income	1.57%	.65%	1.16%	1.37%	1.26	%+
Portfolio turnover rate	60%	66%	52%	72%	61%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	For the year ended November 30, 2012, the expense ratios excluding interest expense would have been 2.15%, 2.95%, 2.88%, 1.85%, 2.34%, 2.10% and 1.43%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

(d)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2014, November 30, 2013, November 30, 2011, and November 30, 2010 by 0.11%, 0.55%, 0.01% and 0.03%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AllianceBernstein Global Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Global Value Fund (one of the funds constituting AB Trust (formerly known as AllianceBernstein Trust) (the “Fund”)), as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Value Fund (one of the funds constituting AB Trust) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2015

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2014. For corporate shareholders, 64.27% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2014, the Fund designates $995,434 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1)
William H. Foulk, Jr.(1)
D. James Guzy(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Kevin F. Simms(2), Senior Vice President Takeo Aso(2), Vice President Avi Lavi(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Value Senior Investment Management Team. Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since prior to 2010 and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2010 until July 2014

John H. Dobkin, ## 72 (2001)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	116	None

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (2001)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

Management of the Fund

*	The address for each of the Fund’s Disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Kevin F. Simms 48	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Takeo Aso 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Avi Lavi 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	57

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Trustees on May 6-8, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

58	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee	Net Assets 03/31/14 ($ MIL)
Global Value Fund	International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$46.6

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $48,627 (0.113% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Global Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.89 2.19 2.94 2.91 2.45 2.16 1.84	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	59

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

60	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2014 net assets:6

Fund	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$46.6	Global Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum Account Size: $25m	0.707%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg	Fee[7]
Global Value Fund	Global Value Portfolio
	Class A	1.50%
	Class I (Institutional)	0.70%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Fund’s contractual management

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	61

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”) and the Fund’s contractual management fee ranking.9,10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Global Value Fund[12]	0.750	0.850	3/11

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.13

Fund	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Value Fund[15]	2.193	1.500	11/11	1.425	26/26

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	The Fund’s EG includes the Fund, three other Global Multi-Cap Value Funds (“GMLV”) and seven Global Multi-Cap Core Funds (“GMLC”).

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

15	The Fund’s EU includes the Fund, EG and all other GMLV and GMLC, excluding outliers.

62	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	63

During the Fund’s most recently completed fiscal year, ABI received from the Fund $614, $98,894 and $964 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $32,323 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the

64	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	65

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund19 relative to its Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2014.21

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	25.93	21.74	21.72	1/4	2/13
3 year	5.66	7.19	9.76	4/4	10/11
5 year	18.63	18.63	18.65	2/3	6/10
10 year	3.82	6.18	6.31	3/3	7/7

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2014 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Global Value Fund	25.93	5.66	18.63	3.82	4.13	20.05	0.21	10
MSCI World Index (Net)	21.68	9.81	19.98	6.75	5.62	16.02	0.39	10
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

19	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

20	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

21	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

66	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	67

AB Family of Funds

NOTES

68	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0151-1114

NOV    11.30.14

ANNUAL REPORT

AB DISCOVERY VALUE FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of
AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

January 20, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Discovery Value Fund (the “Fund”) for the annual reporting period ended November 30, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein to AB.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the six- and 12-month periods ended November 30, 2014.

All share classes of the Fund outperformed the benchmark for both periods. During the 12-month period, security selection was the primary source of outperformance, particularly in the consumer-cyclicals, financial and capital equipment sectors. Stock selection in the energy sector and an underweight in the consumer growth sector detracted from performance. During the six-month period, security selection was the primary source of outperformance, particularly in the consumer cyclicals, consumer growth and industrial resources sectors. Overall sector selection also had a positive impact on performance, with the benefits of an underweight position in energy offsetting the negative effects of

AB DISCOVERY VALUE FUND •	1

an underweight position in the consumer growth sector. Stock selection in the energy and technology sectors detracted.

The Fund did not employ derivatives during either period.

Market Review and Investment Strategy

After a strong start to 2014, U.S. equities became volatile toward the end of the reporting period as concerns about global economic weakness and ongoing geopolitical turmoil counterbalanced optimism over the strengthening U.S. economy. Oil dominated headlines as oil prices continued to plunge, hitting five-year lows; the effect has been felt in the energy, consumer cyclicals and transportation sectors. Over both periods, large-cap stocks outperformed small caps. Recently, the small-cap market saw a sharp increase in volatility, as macro concerns moved to the forefront of investors’ focus. Small companies experienced a broad-based selloff in the third quarter of 2014 before recovering somewhat in October and November; at the end of the 12-month period, they still notably trailed large caps.

The current economic climate has allowed the Discovery Value Senior Investment Management Team (the “Team”) to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. The Fund’s emphasis remains at the stock-specific level, as the Team continues to look for companies that offer compelling valuation, strong free cash flow and significant company level catalysts.

2	• AB DISCOVERY VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500™ Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S.; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. AllianceBernstein L.P. (the “Adviser”) will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting

www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted.

Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB DISCOVERY VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AB Discovery Value Fund
Class A	3.34%	10.04%

Class B*	3.31%	9.97%

Class C	2.92%	9.22%

Advisor Class†	3.46%	10.34%

Class R†	3.12%	9.61%

Class K†	3.33%	10.01%

Class I†	3.49%	10.39%

Class Z†	3.54%	10.42%

Russell 2500 Value Index	2.12%	8.11%

Russell 2500 Index	4.47%	8.31%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB DISCOVERY VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/04 TO 11/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Discovery Value Fund Class A shares (from 11/30/04 to 11/30/14) as compared to the performance of the Fund’s benchmark and the Russell 2500 Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB DISCOVERY VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	10.04%	5.34%
5 Years	16.53%	15.52%
10 Years	9.21%	8.74%

Class B Shares
1 Year	9.97%	5.98%
5 Years	16.40%	16.40%
10 Years(a)	8.94%	8.94%

Class C Shares
1 Year	9.22%	8.23%
5 Years	15.69%	15.69%
10 Years	8.44%	8.44%

Advisor Class Shares*
1 Year	10.34%	10.34%
5 Years	16.88%	16.88%
10 Years	9.54%	9.54%

Class R Shares*
1 Year	9.61%	9.61%
5 Years	16.21%	16.21%
10 Years	8.98%	8.98%

Class K Shares*
1 Year	10.01%	10.01%
5 Years	16.55%	16.55%
Since Inception†	8.98%	8.98%

Class I Shares*
1 Year	10.39%	10.39%
5 Years	16.90%	16.90%
Since Inception†	9.27%	9.27%

Class Z Shares*
1 Year	10.42%	10.42%
Since Inception†	14.01%	14.01%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.22%, 1.94%, 1.93%, 0.93%, 1.54%, 1.23%, 0.89% and 0.80% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

†	Inception dates: 3/1/2005 for Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• AB DISCOVERY VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.99%
5 Years	14.32%
10 Years	8.56%

Class B Shares
1 Year	4.80%
5 Years	15.19%
10 Years(a)	8.76%

Class C Shares
1 Year	6.93%
5 Years	14.50%
10 Years	8.26%

Advisor Class Shares*
1 Year	8.91%
5 Years	15.65%
10 Years	9.35%

Class R Shares*
1 Year	8.25%
5 Years	15.00%
10 Years	8.80%

Class K Shares*
1 Year	8.55%
5 Years	15.33%
Since Inception†	9.04%

Class I Shares*
1 Year	8.95%
5 Years	15.68%
Since Inception†	9.33%

Class Z Shares*
1 Year	9.05%
Since Inception†	14.23%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

†	Inception dates: 3/1/2005 for Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

AB DISCOVERY VALUE FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,033.40	$6.17	1.21%
Hypothetical**	$1,000	$1,019.00	$6.12	1.21%
Class B
Actual	$1,000	$1,033.10	$6.42	1.26%
Hypothetical**	$1,000	$1,018.75	$6.38	1.26%
Class C
Actual	$1,000	$1,029.20	$9.72	1.91%
Hypothetical**	$1,000	$1,015.49	$9.65	1.91%
Advisor Class
Actual	$1,000	$1,034.60	$4.64	0.91%
Hypothetical**	$1,000	$1,020.51	$4.61	0.91%
Class R
Actual	$1,000	$1,031.20	$7.84	1.54%
Hypothetical**	$1,000	$1,017.35	$7.79	1.54%
Class K
Actual	$1,000	$1,033.30	$6.27	1.23%
Hypothetical**	$1,000	$1,018.90	$6.23	1.23%
Class I
Actual	$1,000	$1,034.90	$4.49	0.88%
Hypothetical**	$1,000	$1,020.66	$4.46	0.88%
Class Z
Actual	$1,000	$1,035.40	$4.13	0.81%
Hypothetical**	$1,000	$1,021.01	$4.10	0.81%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB DISCOVERY VALUE FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,384.0

TEN LARGEST HOLDINGS†

November 30, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Aecom Technology Corp.	$41,378,111	1.7%
Office Depot, Inc.	38,552,919	1.6
Electronic Arts, Inc.	38,535,835	1.6
Bloomin’ Brands, Inc.	37,155,631	1.6
Dean Foods Co.	35,692,300	1.5
Spirit Aerosystems Holdings, Inc. – Class A	35,672,663	1.5
PartnerRe Ltd.	35,557,687	1.5
Big Lots, Inc.	34,856,420	1.5
American Financial Group, Inc./OH	34,510,470	1.4
PNM Resources, Inc.	33,867,938	1.4
	$365,779,974	15.3%

*	All data are as of November 30, 2014. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB DISCOVERY VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Financials – 29.7%
Banks – 9.3%
Associated Banc-Corp	1,156,775	$21,377,202
Comerica, Inc.	670,290	31,242,217
First Niagara Financial Group, Inc.	1,997,960	16,323,333
Huntington Bancshares, Inc./OH	3,049,810	30,833,579
Popular, Inc.(a)	893,179	29,153,363
Susquehanna Bancshares, Inc.	2,178,083	28,685,353
Synovus Financial Corp.	713,130	18,427,279
Webster Financial Corp.	608,470	19,148,551
Zions Bancorporation	925,609	25,972,589

		221,163,466

Capital Markets – 1.0%
E*Trade Financial Corp.(a)	1,060,900	24,199,129

Consumer Finance – 1.2%
SLM Corp.	2,986,150	28,905,932

Insurance – 9.9%
American Financial Group, Inc./OH	571,460	34,510,470
Aspen Insurance Holdings Ltd.	741,040	32,776,199
Assurant, Inc.	261,810	17,695,738
CNO Financial Group, Inc.	1,872,010	32,460,653
Hanover Insurance Group, Inc. (The)	455,410	32,461,625
PartnerRe Ltd.	305,190	35,557,687
Unum Group	706,540	23,471,259
Validus Holdings Ltd.	673,150	27,935,725

		236,869,356

Real Estate Investment Trusts (REITs) – 7.4%
DDR Corp.	1,226,200	22,476,246
DiamondRock Hospitality Co.	2,149,430	32,090,990
LTC Properties, Inc.	703,120	29,383,385
Medical Properties Trust, Inc.	1,928,520	26,729,287
Mid-America Apartment Communities, Inc.	279,040	20,554,086
Parkway Properties, Inc./MD	1,179,220	22,971,206
STAG Industrial, Inc.	868,710	20,710,046

		174,915,246

Thrifts & Mortgage Finance – 0.9%
Essent Group Ltd.(a)	875,937	22,073,612

		708,126,741

Information Technology – 21.6%
Communications Equipment – 2.6%
Brocade Communications Systems, Inc.	1,975,210	22,339,625
Finisar Corp.(b)	746,820	12,733,281
Harris Corp.	359,110	25,737,414

		60,810,320

10	• AB DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 8.5%
Anixter International, Inc.	202,660	$17,611,154
Arrow Electronics, Inc.(a)	567,629	33,172,239
Avnet, Inc.	729,980	31,965,824
CDW Corp./DE	771,670	27,070,184
Insight Enterprises, Inc.(a)	984,123	23,058,002
Jabil Circuit, Inc.	1,232,900	25,582,675
TTM Technologies, Inc.(a)	1,922,870	12,998,601
Vishay Intertechnology, Inc.(b)	2,245,890	31,150,494

		202,609,173

IT Services – 4.0%
Amdocs Ltd.	574,470	28,002,540
Booz Allen Hamilton Holding Corp.	1,166,330	31,735,839
Convergys Corp.	641,097	13,366,873
Genpact Ltd.(a)	1,275,360	22,981,987

		96,087,239

Semiconductors & Semiconductor Equipment – 3.6%
Advanced Micro Devices, Inc.(a)(b)	3,361,990	9,379,952
Entegris, Inc.(a)	1,219,542	16,427,231
Lam Research Corp.	409,530	33,843,559
Teradyne, Inc.	1,256,780	24,947,083

		84,597,825

Software – 1.6%
Electronic Arts, Inc.(a)	877,210	38,535,835

Technology Hardware, Storage & Peripherals – 1.3%
NCR Corp.(a)	1,048,400	31,085,060

		513,725,452

Consumer Discretionary – 19.3%
Auto Components – 4.5%
Dana Holding Corp.	1,162,840	24,652,208
Lear Corp.	307,620	29,503,834
Tenneco, Inc.(a)	578,810	31,458,324
TRW Automotive Holdings Corp.(a)	205,970	21,297,298

		106,911,664

Automobiles – 1.0%
Thor Industries, Inc.	405,400	23,821,304

Hotels, Restaurants & Leisure – 1.6%
Bloomin’ Brands, Inc.(a)	1,631,780	37,155,631

Household Durables – 3.3%
Helen of Troy Ltd.(a)	356,170	23,029,952
Meritage Homes Corp.(a)	769,668	30,186,379
PulteGroup, Inc.	1,133,670	24,521,282

		77,737,613

AB DISCOVERY VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 2.5%
Big Lots, Inc.	686,150	$34,856,420
Dillard’s, Inc. – Class A	209,370	24,680,535

		59,536,955

Specialty Retail – 5.7%
Brown Shoe Co., Inc.	870,210	28,508,080
Children’s Place, Inc. (The)	515,000	28,870,900
GameStop Corp. – Class A(b)	590,660	22,332,855
Office Depot, Inc.(a)	5,814,920	38,552,919
Pier 1 Imports, Inc.	1,362,870	18,807,606

		137,072,360

Textiles, Apparel & Luxury Goods – 0.7%
CROCS, Inc.(a)	1,323,580	17,577,142

		459,812,669

Industrials – 11.9%
Aerospace & Defense – 1.5%
Spirit Aerosystems Holdings, Inc. – Class A(a)	827,480	35,672,663

Construction & Engineering – 3.8%
Aecom Technology Corp.(a)	1,292,662	41,378,111
Granite Construction, Inc.	562,180	20,154,153
Tutor Perini Corp.(a)	1,101,102	27,802,825

		89,335,089

Electrical Equipment – 1.5%
General Cable Corp.	832,670	11,457,539
Regal-Beloit Corp	349,280	25,259,930

		36,717,469

Machinery – 1.8%
ITT Corp.	619,837	25,661,252
Terex Corp.	602,950	17,304,665

		42,965,917

Road & Rail – 1.9%
Con-way, Inc.	326,201	16,159,997
Ryder System, Inc.	313,280	29,924,506

		46,084,503

Trading Companies & Distributors – 1.4%
WESCO International, Inc.(a)(b)	391,640	32,267,219

		283,042,860

Utilities – 6.4%
Electric Utilities – 2.7%
PNM Resources, Inc.	1,169,473	33,867,938
Westar Energy, Inc.	802,360	31,364,253

		65,232,191

Gas Utilities – 3.7%
Atmos Energy Corp.	497,170	26,698,029
Southwest Gas Corp.	553,590	32,047,325
UGI Corp.	766,737	28,913,652

		87,659,006

		152,891,197

12	• AB DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 3.9%
Chemicals – 1.4%
A Schulman, Inc.	448,660	$17,165,732
Huntsman Corp.	603,270	15,395,450

		32,561,182

Containers & Packaging – 1.6%
Avery Dennison Corp.	465,410	23,042,449
Graphic Packaging Holding Co.(a)	1,333,920	16,607,304

		39,649,753

Metals & Mining – 0.9%
Steel Dynamics, Inc.	966,270	21,779,726

		93,990,661

Health Care – 3.0%
Health Care Providers & Services – 3.0%
LifePoint Hospitals, Inc.(a)	384,657	26,614,418
Molina Healthcare, Inc.(a)	325,930	16,661,541
WellCare Health Plans, Inc.(a)	387,920	28,605,221

		71,881,180

Energy – 1.9%
Oil, Gas & Consumable Fuels – 1.9%
Bill Barrett Corp.(a)	1,372,360	13,902,007
Rosetta Resources, Inc.(a)	637,890	18,766,724
SM Energy Co.	282,350	12,268,107

		44,936,838

Consumer Staples – 1.5%
Food Products – 1.5%
Dean Foods Co.(b)	2,093,390	35,692,300

Total Common Stocks (cost $1,941,555,345)		2,364,099,898

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c)(d) (cost $29,752,671)	29,752,671	29,752,671

Total Investments Before Security Lending Collateral for Securities Loaned – 100.4% (cost $1,971,308,016)		2,393,852,569

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.4%
Investment Companies – 2.4%
AB Exchange Reserves – Class I, 0.07%(c)(d) (cost $55,961,866)	55,961,866	55,961,866

Total Investments – 102.8% (cost $2,027,269,882)		2,449,814,435
Other assets less liabilities – (2.8)%		(65,812,887)

Net Assets – 100.0%		$2,384,001,548

AB DISCOVERY VALUE FUND •	13

Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

14	• AB DISCOVERY VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,941,555,345)	$2,364,099,898	(a)
Affiliated issuers (cost $85,714,537 – including investment of cash collateral for securities loaned of $55,961,866)	85,714,537
Receivable for investment securities sold	5,363,597
Dividends and interest receivable	2,259,646
Receivable for shares of beneficial interest sold	1,917,385

Total assets	2,459,355,063

Liabilities
Due to custodian	2,916,112
Payable for collateral received on securities loaned	53,334,039
Payable for investment securities purchased	11,097,200
Payable for shares of beneficial interest redeemed	3,160,702
Collateral due to Securities Lending Agent	2,627,827
Advisory fee payable	1,367,968
Distribution fee payable	352,061
Transfer Agent fee payable	98,032
Administrative fee payable	8,644
Accrued expenses	390,930

Total liabilities	75,353,515

Net Assets	$2,384,001,548

Composition of Net Assets
Paid-in capital	$1,683,308,178
Undistributed net investment income	8,932,079
Accumulated net realized gain on investment transactions	269,216,738
Net unrealized appreciation on investments	422,544,553

	$2,384,001,548

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$649,671,142	28,363,685	$22.91	*

B	$11,596,640	531,275	$21.83

C	$174,848,026	8,273,069	$21.13

Advisor	$991,020,080	42,443,486	$23.35

R	$138,739,788	6,164,964	$22.50

K	$68,980,694	3,042,885	$22.67

I	$307,096,165	13,453,469	$22.83

Z	$42,049,013	1,842,530	$22.82

(a)	Includes securities on loan with a value of $51,747,213 (see Note E).

*	The maximum offering price per share for Class A shares was $23.93 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB DISCOVERY VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2014

Investment Income
Dividends
Unaffiliated issuers	$38,287,391
Affiliated issuers	43,429
Securities lending income	672,930	$39,003,750

Expenses
Advisory fee (see Note B)	17,649,048
Distribution fee—Class A	2,075,599
Distribution fee—Class B	140,824
Distribution fee—Class C	1,743,385
Distribution fee—Class R	716,452
Distribution fee—Class K	176,312
Transfer agency—Class A	867,489
Transfer agency—Class B	19,378
Transfer agency—Class C	221,791
Transfer agency—Advisor Class	1,146,023
Transfer agency—Class R	370,010
Transfer agency—Class K	138,684
Transfer agency—Class I	328,825
Transfer agency—Class Z	6,855
Custodian	234,241
Printing	202,857
Registration fees	95,002
Audit and tax	63,925
Trustees’ fees	58,544
Administrative	51,316
Legal	47,972
Miscellaneous	64,605

Total expenses	26,419,137
Less: expenses waived and reimbursed by the Distributor (see Note C)	(91,535)

Net expenses		26,327,602

Net investment income		12,676,148

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		313,861,123
Net change in unrealized appreciation/depreciation of investments		(100,224,160)

Net gain on investment transactions		213,636,963

Net Increase in Net Assets from Operations		$226,313,111

See notes to financial statements.

16	• AB DISCOVERY VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2014	Year Ended November 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,676,148	$7,084,639
Net realized gain on investment transactions	313,861,123	229,069,539
Net change in unrealized appreciation/depreciation of investments	(100,224,160)	399,165,320

Net increase in net assets from operations	226,313,111	635,319,498
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,531,951)	(1,777,694)
Class B	(12,273)	(44,694)
Advisor Class	(4,021,786)	(4,124,876)
Class R	– 0	–	(217,613)
Class K	(155,203)	(212,814)
Class I	(1,691,911)	(1,145,018)
Class Z	(84,959)	– 0	–
Net realized gain on investment transactions
Class A	(63,229,483)	(24,591,405)
Class B	(1,536,540)	(1,059,878)
Class C	(16,139,607)	(6,560,673)
Advisor Class	(75,983,456)	(28,770,253)
Class R	(12,808,650)	(6,450,670)
Class K	(6,208,421)	(2,419,668)
Class I	(29,071,689)	(7,542,577)
Class Z	(1,292,107)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase	9,835,069	169,299,277

Total increase	22,380,144	719,700,942
Net Assets
Beginning of period	2,361,621,404	1,641,920,462

End of period (including undistributed net investment income of $8,932,079 and $3,770,880, respectively)	$2,384,001,548	$2,361,621,404

See notes to financial statements.

AB DISCOVERY VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2014

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as AllianceBernstein Trust. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AB International Value Fund, the AB Discovery Value Fund and the AB Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Discovery Value Fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013 the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

18	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because

AB DISCOVERY VALUE FUND •	19

Notes to Financial Statements

most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

20	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2014:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$2,364,099,898		$	– 0	–	$	– 0	–	$2,364,099,898
Short-Term Investments	29,752,671			– 0	–		– 0	–	29,752,671
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	55,961,866			– 0	–		– 0	–	55,961,866

Total Investments in Securities	2,449,814,435			– 0	–		– 0	–	2,449,814,435
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$2,449,814,435		$	– 0	–	$	– 0	–	$2,449,814,435

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB DISCOVERY VALUE FUND •	21

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

22	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2014, the reimbursement for such services amounted to $51,316.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,075,190 for the year ended November 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $14,347

AB DISCOVERY VALUE FUND •	23

Notes to Financial Statements

from the sale of Class A shares and received $14,027, $1,058 and $6,749 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2014.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2014 (000)	Dividend Income (000)
$ 86,883	$631,055	$688,185	$29,753	$25

Brokerage commissions paid on investment transactions for the year ended November 30, 2014 amounted to $2,929,270, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. For the period May 1, 2008 through May 31, 2010, payments made to the Distributor were voluntarily limited to .20% of average daily net assets attributable to Class B shares. For the period June 1, 2010 through May 31, 2011, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .25% of the average daily net assets attributable to Class B shares. For the period June 1, 2011 through July 31, 2012, with respect to Class B shares, payments to the distributor were voluntarily limited to .30% of average daily net assets attributable to Class B shares. As of August 1, 2012, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended

24	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

November 30, 2014, such waiver amounted to $91,535. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $163,209, $2,963,824, $1,700,997 and $566,954 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,156,462,942	$1,262,941,729

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,031,651,040

Gross unrealized appreciation	$503,624,541
Gross unrealized depreciation	(85,461,146)

Net unrealized appreciation	$418,163,395

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2014.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment

AB DISCOVERY VALUE FUND •	25

Notes to Financial Statements

opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2014, the Fund had securities on loan with a value of $51,747,213 and had received cash collateral which has been invested into AB Exchange Reserves of $55,961,866. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $672,930 and $18,460 from the borrowers and AB Exchange Reserves, respectively, for the year ended November 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the

26	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

Fund’s transactions in shares of AB Exchange Reserves for the year ended November 30, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2014 (000)
$ 41,140	$543,413	$528,591	$55,962

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013

Class A
Shares sold	5,232,344	10,110,962	$114,315,698	$200,107,756

Shares issued in reinvestment of dividends and distributions	2,874,483	1,416,728	60,134,097	24,495,229

Shares converted from Class B	254,407	411,288	5,561,354	8,058,093

Shares redeemed	(11,956,511)	(10,040,858)	(263,327,197)	(200,008,734)

Net increase (decrease)	(3,595,277)	1,898,120	$(83,316,048)	$32,652,344

Class B
Shares sold	19,903	33,424	$418,544	$635,169

Shares issued in reinvestment of dividends and distributions	73,461	63,240	1,465,644	1,045,983

Shares converted to Class A	(266,835)	(430,018)	(5,561,354)	(8,058,093)

Shares redeemed	(88,901)	(166,020)	(1,859,714)	(3,108,402)

Net decrease	(262,372)	(499,374)	$(5,536,880)	$(9,485,343)

Class C
Shares sold	915,370	1,235,106	$18,566,800	$23,553,503

Shares issued in reinvestment of distributions	762,145	369,381	14,808,474	6,002,438

Shares redeemed	(1,422,336)	(1,620,212)	(28,876,709)	(29,904,404)

Net increase (decrease)	255,179	(15,725)	$4,498,565	$(348,463)

AB DISCOVERY VALUE FUND •	27

Notes to Financial Statements

	Shares			Amount
	Year Ended November 30, 2014	Year Ended November 30, 2013		Year Ended November 30, 2014	Year Ended November 30, 2013

Advisor Class
Shares sold	9,312,103	10,564,750		$208,249,673	$214,589,772

Shares issued in reinvestment of dividends and distributions	1,994,476	1,739,833		42,422,497	30,516,679

Shares redeemed	(7,370,971)	(8,864,445)		(165,037,487)	(179,549,813)

Net increase	3,935,608	3,440,138		$85,634,683	$65,556,638

Class R
Shares sold	1,303,570	1,975,806		$28,135,782	$38,715,477

Shares issued in reinvestment of distributions	621,078	390,394		12,806,632	6,667,933

Shares redeemed	(2,189,953)	(3,785,403)		(47,082,398)	(74,278,005)

Net decrease	(265,305)	(1,419,203)		$(6,139,984)	$(28,894,595)

Class K
Shares sold	581,609	974,895		$12,569,766	$19,417,741

Shares issued in reinvestment of dividends and distributions	307,273	153,677		6,363,619	2,632,480

Shares redeemed	(951,251)	(968,625)		(20,582,108)	(19,064,095)

Net increase (decrease)	(62,369)	159,947		$(1,648,723)	$2,986,126

Class I
Shares sold	3,349,793	9,362,515		$73,257,513	$181,807,891

Shares issued in reinvestment of dividends and distributions	1,478,205	503,222		30,731,883	8,643,801

Shares redeemed	(5,892,988)	(4,545,168)		(127,408,783)	(83,629,122)

Net increase (decrease)	(1,064,990)	5,320,569		$(23,419,387)	$106,822,570

Class Z*
Shares sold	2,172,646	460.40		$47,327,920	$10,000

Shares issued in reinvestment of dividends and distributions	66,253	– 0	–	1,376,078	– 0	–

Shares redeemed	(396,829)	– 0	–	(8,941,155)	– 0	–

Net increase	1,842,070	460.40		$39,762,843	$10,000

*	Commenced distribution on October 15, 2013.

28	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2014.

AB DISCOVERY VALUE FUND •	29

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$64,311,774	$37,516,975
Net long-term capital gains	149,456,262	47,400,858

Total taxable distributions	$213,768,036	$84,917,833

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$29,602,264
Undistributed capital gain	252,927,711
Unrealized appreciation/(depreciation)	418,163,395	(a)

Total accumulated earnings/(deficit)	$700,693,370

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2014, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities, the redesignation of dividends, and utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized gain on investment transactions, and a net increase in additional paid-in-capital. This reclassification had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2014	2013	2012		2011		2010

Net asset value, beginning of period	$ 22.87	$ 17.40	$ 16.11		$ 16.38		$ 13.13

Income From Investment Operations
Net investment income(a)	.10	.05	.06	(b)	.03	(b)	.02	(b)
Net realized and unrealized gain (loss) on investment transactions	2.00	6.31	2.18		(.29)		3.27

Net increase (decrease) in net asset value from operations	2.10	6.36	2.24		(.26)		3.29

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.06)	(.03)		(.01)		(.04)
Distributions from net realized gain on investment transactions	(2.01)	(.83)	(.92)		– 0	–	– 0	–

Total dividends and distributions	(2.06)	(.89)	(.95)		(.01)		(.04)

Net asset value, end of period	$ 22.91	$ 22.87	$ 17.40		$ 16.11		$ 16.38

Total Return
Total investment return based on net asset value(c)	10.04%	38.20%	14.71%		(1.57)%		25.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$649,671	$730,909	$523,130		$553,923		$555,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21%	1.22%	1.25%		1.15%		1.15	%+
Expenses, before waivers/reimbursements	1.21%	1.22%	1.28%		1.27%		1.33	%+
Net investment income	.45%	.27%	.35	%(b)	.15	%(b)	.17	%(b)+
Portfolio turnover rate	50%	56%	63%		72%		57%

See footnote summary on page 38.

AB DISCOVERY VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2014	2013	2012	2011		2010

Net asset value, beginning of period	$ 21.87	$ 16.66	$ 15.47	$ 15.75		$ 12.65

Income From Investment Operations
Net investment income (loss)(a)(d)	.08	.05	.04	(.00	)(e)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.91	6.03	2.08	(.27)		3.15

Net increase (decrease) in net asset value from operations	1.99	6.08	2.12	(.27)		3.14

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.04)	(.01)	(.01)		(.04)
Distributions from net realized gain on investment transactions	(2.01)	(.83)	(.92)	– 0	–	– 0	–

Total dividends and distributions	(2.03)	(.87)	(.93)	(.01)		(.04)

Net asset value, end of period	$ 21.83	$ 21.87	$ 16.66	$ 15.47		$ 15.75

Total Return
Total investment return based on net asset value(c)	9.97%	38.14%	14.57%	(1.71)%		24.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,597	$17,356	$21,546	$30,972		$47,532
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.27%	1.29%	1.36%	1.30%		1.31	%+
Expenses, before waivers/reimbursements	1.92%	1.94%	2.04%	2.03%		2.09	%+
Net investment income (loss)(d)	.40%	.25%	.24%	(.01)%		(.03	)%+
Portfolio turnover rate	50%	56%	63%	72%		57%

See footnote summary on page 38.

32	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2014	2013	2012		2011		2010

Net asset value, beginning of period	$ 21.35	$ 16.35	$ 15.28		$ 15.63		$ 12.58

Income From Investment Operations
Net investment loss(a)	(.05)	(.08)	(.06	)(b)	(.09	)(b)	(.08	)(b)
Net realized and unrealized gain (loss) on investment transactions	1.84	5.91	2.05		(.26)		3.13

Net increase (decrease) in net asset value from operations	1.79	5.83	1.99		(.35)		3.05

Less: Distributions
Distributions from net realized gain on investment transactions	(2.01)	(.83)	(.92)		– 0	–	– 0	–

Net asset value, end of period	$ 21.13	$ 21.35	$ 16.35		$ 15.28		$ 15.63

Total Return
Total investment return based on net asset value(c)	9.22%	37.25%	13.84%		(2.24)%		24.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$174,848	$171,167	$131,370		$137,491		$145,004
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.91%	1.93%	1.96%		1.85%		1.85	%+
Expenses, before waivers/reimbursements	1.91%	1.93%	2.00%		1.99%		2.05	%+
Net investment loss	(.26)%	(.42)%	(.36	)%(b)	(.56	)%(b)	(.53	)%(b)+
Portfolio turnover rate	50%	56%	63%		72%		57%

See footnote summary on page 38.

AB DISCOVERY VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2014	2013	2012		2011		2010

Net asset value, beginning of period	$ 23.27	$ 17.70	$ 16.37		$ 16.63		$ 13.32

Income From Investment Operations
Net investment income(a)	.17	.12	.11	(b)	.08	(b)	.07	(b)
Net realized and unrealized gain (loss) on investment transactions	2.03	6.40	2.21		(.28)		3.31

Net increase (decrease) in net asset value from operations	2.20	6.52	2.32		(.20)		3.38

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.12)	(.07)		(.06)		(.07)
Distributions from net realized gain on investment transactions	(2.01)	(.83)	(.92)		– 0	–	– 0	–

Total dividends and distributions	(2.12)	(.95)	(.99)		(.06)		(.07)

Net asset value, end of period	$ 23.35	$ 23.27	$ 17.70		$ 16.37		$ 16.63

Total Return
Total investment return based on net asset value(c)	10.34%	38.58%	15.06%		(1.23)%		25.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$991,020	$895,950	$620,539		$296,244		$238,840
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%	.93%	.96%		.85%		.85	%+
Expenses, before waivers/reimbursements	.91%	.93%	.98%		.97%		1.03	%+
Net investment income	.74%	.58%	.63	%(b)	.46	%(b)	.46	%(b)+
Portfolio turnover rate	50%	56%	63%		72%		57%

See footnote summary on page 38.

34	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 22.53	$ 17.17	$ 15.93	$ 16.21	$ 13.01

Income From Investment Operations
Net investment income (loss)(a)	.03	(.00	)(e)	.02	(b)	(.01	)(b)	(.00	)(b)(e)
Net realized and unrealized gain (loss) on investment transactions	1.95	6.22	2.14	(.27)	3.23

Net increase (decrease) in net asset value from operations	1.98	6.22	2.16	(.28)	3.23

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)	– 0	–	– 0	–	(.03)
Distributions from net realized gain on investment transactions	(2.01)	(.83)	(.92)	– 0	–	– 0	–

Total dividends and distributions	(2.01)	(.86)	(.92)	– 0	–	(.03)

Net asset value, end of period	$ 22.50	$ 22.53	$ 17.17	$ 15.93	$ 16.21

Total Return
Total investment return based on net asset value(c)	9.61%	37.81%	14.37%	(1.73)%	24.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$138,740	$144,845	$134,801	$108,078	$91,714
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.54%	1.54%	1.51%	1.35%	1.35	%+
Expenses, before waivers/reimbursements	1.54%	1.54%	1.56%	1.56%	1.60	%+
Net investment income (loss)	.12%	(.01)%	.10	%(b)	(.04	)%(b)	(.02	)%(b)+
Portfolio turnover rate	50%	56%	63%	72%	57%

See footnote summary on page 38.

AB DISCOVERY VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2014	2013	2012		2011		2010

Net asset value, beginning of period	$ 22.66	$ 17.27	$ 16.00		$ 16.27		$ 13.05

Income From Investment Operations
Net investment income(a)	.09	.05	.06	(b)	.03	(b)	.03	(b)
Net realized and unrealized gain (loss) on investment transactions	1.98	6.24	2.16		(.27)		3.25

Net increase (decrease) in net asset value from operations	2.07	6.29	2.22		(.24)		3.28

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.07)	(.03)		(.03)		(.06)
Distributions from net realized gain on investment transactions	(2.01)	(.83)	(.92)		– 0	–	– 0	–

Total dividends and distributions	(2.06)	(.90)	(.95)		(.03)		(.06)

Net asset value, end of period	$ 22.67	$ 22.66	$ 17.27		$ 16.00		$ 16.27

Total Return
Total investment return based on net asset value(c)	10.01%	38.13%	14.75%		(1.50)%		25.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,981	$70,370	$50,852		$38,947		$41,265
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23%	1.23%	1.22%		1.10%		1.10	%+
Expenses, before waivers/reimbursements	1.23%	1.23%	1.25%		1.25%		1.30	%+
Net investment income	.43%	.26%	.39	%(b)	.19	%(b)	.23	%+(b)
Portfolio turnover rate	50%	56%	63%		72%		57%

See footnote summary on page 38.

36	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2014	2013	2012		2011		2010

Net asset value, beginning of period	$ 22.80	$ 17.36	$ 16.08		$ 16.35		$ 13.11

Income From Investment Operations
Net investment income(a)	.17	.12	.12	(b)	.08	(b)	.07	(b)
Net realized and unrealized gain (loss) on investment transactions	1.99	6.28	2.16		(.27)		3.26

Net increase (decrease) in net asset value from operations	2.16	6.40	2.28		(.19)		3.33

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.13)	(.08)		(.08)		(.09)
Distributions from net realized gain on investment transactions	(2.01)	(.83)	(.92)		– 0	–	– 0	–

Total dividends and distributions	(2.13)	(.96)	(1.00)		(.08)		(.09)

Net asset value, end of period	$ 22.83	$ 22.80	$ 17.36		$ 16.08		$ 16.35

Total Return
Total investment return based on net asset value(c)	10.39%	38.64%	15.09%		(1.23)%		25.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$307,096	$331,014	$159,682		$208,854		$203,784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.89%	.89%	.89%		.85%		.85	%+
Expenses, before waivers/reimbursements	.89%	.89%	.90%		.91%		.96	%+
Net investment income	.77%	.59%	.73	%(b)	.45	%(b)	.48	%(b)+
Portfolio turnover rate	50%	56%	63%		72%		57%

See footnote summary on page 38.

AB DISCOVERY VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class Z
	Year Ended November 30, 2014	October 15, 2013(f) to November 30, 2013

Net asset value, beginning of period	$ 22.80	$ 21.72

Income From Investment Operations
Net investment income(a)	.16	.02
Net realized and unrealized gain on investment transactions	2.00	1.06

Net increase in net asset value from operations	2.16	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.13)	– 0	–
Distributions from net realized gain on investment transactions	(2.01)	– 0	–

Total dividends and distributions	(2.14)	– 0	–

Net asset value, end of period	$ 22.82	$ 22.80

Total Return
Total investment return based on net asset value(c)	10.42%	4.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,049	$10
Ratio to average net assets of:
Expenses	.81%	.75	%^
Net investment income	.74%	.83	%^
Portfolio turnover rate.	50%	56%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Net of fees and expenses waived by Distributor.

(e)	Amount is less than $.005.

(f)	Commencement of distribution.

+	The ratio includes expenses attributable to costs of proxy solicitation.

^	Annualized.

See notes to financial statements.

38	• AB DISCOVERY VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB Discovery Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AB Discovery Value Fund (formerly known as AllianceBernstein Discovery Value Fund) (one of the funds constituting AB Trust (formerly known as AllianceBernstein Trust) (the “Fund”)), as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AB Discovery Value Fund (one of the funds constituting AB Trust) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2015

AB DISCOVERY VALUE FUND •	39

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2014. For corporate shareholders, 35.20% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2014, the Fund designates $27,093,855 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

40	• AB DISCOVERY VALUE FUND

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Shri Singhvi(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor, Paul and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB DISCOVERY VALUE FUND •	41

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

42	• AB DISCOVERY VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr., ## 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since prior to 2010 and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2010 until July 2014

John H. Dobkin, ## 72 (2001)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	116	None

AB DISCOVERY VALUE FUND •	43

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (2001)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

44	• AB DISCOVERY VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

AB DISCOVERY VALUE FUND •	45

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

46	• AB DISCOVERY VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB DISCOVERY VALUE FUND •	47

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior March 2003.

Joseph G. Paul 54	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

James W. MacGregor 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Shri Singhvi 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

48	• AB DISCOVERY VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Discovery Value Fund (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Trustees on May 6-8, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 1, 2012, the Fund changed its name from AllianceBernstein Small-Mid Cap Value Fund to AllianceBernstein Discovery Value Fund.

AB DISCOVERY VALUE FUND •	49

Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5

Fund	Category	Advisory Fee	Net Assets 3/31/14 ($MIL)
Discovery Value Fund	Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$2,377.7

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $50,815 (0.003% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
Discovery Value Fund	Advisor	0.93%	November 30
	Class A	1.22%
	Class B	1.94%
	Class C	1.93%
	Class R	1.54%
	Class K	1.23%
	Class I	0.89%
	Class Z	0.75%

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

50	• AB DISCOVERY VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB DISCOVERY VALUE FUND •	51

of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2014 net assets:7

Fund	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Discovery Value Fund	$2,377.7	Small & Mid Cap Value 0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance Minimum account size: $25m	0.558%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2014 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Discovery Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fees and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2014 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Discovery Value Fund	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.455%	0.750%

	Client #2	0.95% on 1st $10 million 0.75% on next $40 million 0.65% on next $50 million 0.55% on the balance	0.557%	0.750%

	Client #3	0.61% on 1st $150 million 0.50% on the balance	0.507%	0.750%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

52	• AB DISCOVERY VALUE FUND

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

AB DISCOVERY VALUE FUND •	53

Fund	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Discovery Value Fund	0.750	0.735	8/12

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”).13 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Discovery Value Fund	1.225	1.228	6/12	1.253	10/25

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2013, relative to 2012.

12	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

54	• AB DISCOVERY VALUE FUND

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $18,084, $4,498,701 and $19,281 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,028,744 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other

AB DISCOVERY VALUE FUND •	55

similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

56	• AB DISCOVERY VALUE FUND

the Board of Trustees.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2014.20

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1year	27.04	27.04	27.04	6/12	15/30
3year	12.43	13.03	13.02	10/12	18/28
5year	28.01	26.67	25.86	3/12	6/26
10 year	9.57	9.57	9.44	5/9	7/16

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

19	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

AB DISCOVERY VALUE FUND •	57

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)21 versus its benchmark.22 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Discovery Value Fund	27.04	12.43	28.01	9.57	11.56	20.05	0.47	10
Russell 2500 Value Index	25.52	13.98	26.57	8.95	10.57	18.46	0.47	10
Russell 2500 Index	29.97	14.94	27.63	9.53	10.19	N/A	N/A	N/A
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

21	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

22	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

23	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

58	• AB DISCOVERY VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB DISCOVERY VALUE FUND •	59

AB Family of Funds

NOTES

60	• AB DISCOVERY VALUE FUND

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DV-0151-1114

NOV    11.30.14

ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of
AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

January 20, 2015

Annual Report

This report provides management’s discussion of fund performance for AB International Value Fund (the “Fund”) for the annual reporting period ended November 30, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein to AB.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in

AB INTERNATIONAL VALUE FUND •	1

which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental” securities, and enter into forward commitments.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended November 30, 2014.

All share classes of the Fund underperformed the benchmark for both periods. For the 12-month period, security selection in the capital equipment, construction and housing and financials sectors hurt returns, as did underweights in the consumer staples, energy and utilities sectors. Offsetting some of these losses were overweights in the technology and telecommunications sectors, and an underweight in consumer cyclicals. Country exposure was positive overall, due to an underweight in Australia and an overweight to the United Arab Emirates; overweights in France and Korea had a negative impact on returns.

For the six-month period, security selection was negative in the capital equipment, utilities and construction and housing sectors. An underweight in the consumer staples sector and overweight in energy also detracted from returns. In contrast, positive security selection in the financials, transportation and telecommunications sectors contributed to performance.

At the end of the reporting period, the Fund did not have any allocations to Russian stocks, as the International Value Investment Team (the “Team”) progressively sold companies which were exposed to the Ukraine/Russia situation, or investment themes had played out. In the Team’s view, the increased political risks, coupled with the potential fallout on Russia’s economy and markets, created uncertainties that could not be appropriately incorporated into earnings forecasts, and outweighed the fundamental strengths of the Fund’s holdings in the region. For other holdings that have exposure to Russia’s economy, the Team continues to monitor the situation closely

Derivatives were utilized in the form of Treasury futures for investment purposes, which added to returns during both periods, and currency forwards for hedging and investment purposes, which had a negative impact on returns for the six-month period and added to returns during the 12-month period.

Market Review and Investment Strategy

International equity markets declined during the six-month period, and were largely flat for the 12-month period. Following strong gains at the end of 2013, equity markets lacked direction in the first quarter of 2014, as signs of growth in Europe and the U.S. were offset by new pressures in emerging

2	• AB INTERNATIONAL VALUE FUND

markets and Japan. By the second quarter of the year, the international economy showed moderate, steady growth, pushing equity markets higher. Monetary policy remained loose and volatility was subdued. Markets remained resilient in the third quarter, despite geopolitical and macroeconomic concerns dominating headlines. Stocks in Japan led the gains. Resources stocks underperformed as commodity prices—especially for crude oil—softened amid economic weakness, solid supply in the market and a strengthening U.S. dollar. The fourth quarter began with heightened volatility as an improving U.S. economy and news of economic stimulus measures elsewhere in the world overshadowed concerns about

Europe’s weakening economy. Equity markets rallied strongly in November amid a continued drop in oil prices, signs that the U.S. recovery remained intact and rising hopes that the European Central Bank would step up its economic stimulus plan.

The Team has continued to identify the most attractive opportunities against a changing market backdrop. The Team has the flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential of equities.

AB INTERNATIONAL VALUE FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB INTERNATIONAL VALUE FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB INTERNATIONAL VALUE FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AB International Value Fund
Class A	-5.91%	-1.19%

Class B*	-6.27%	-1.86%

Class C	-6.29%	-1.87%

Advisor Class†	-5.78%	-0.85%

Class R†	-6.02%	-1.35%

Class K†	-5.85%	-1.06%

Class I†	-5.68%	-0.67%

MSCI EAFE Index (net)	-5.07%	-0.02%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/04 TO 11/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB International Value Fund Class A shares (from 11/30/04 to 11/30/14) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB INTERNATIONAL VALUE FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.19%	-5.42%
5 Years	2.71%	1.82%
10 Years	1.84%	1.40%

Class B Shares
1 Year	-1.86%	-5.63%
5 Years	1.94%	1.94%
10 Years(a)	1.23%	1.23%

Class C Shares
1 Year	-1.87%	-2.81%
5 Years	1.97%	1.97%
10 Years	1.11%	1.11%

Advisor Class Shares*
1 Year	-0.85%	-0.85%
5 Years	3.02%	3.02%
10 Years	2.15%	2.15%

Class R Shares*
1 Year	-1.35%	-1.35%
5 Years	2.51%	2.51%
10 Years	1.62%	1.62%

Class K Shares*
1 Year	-1.06%	-1.06%
5 Years	2.83%	2.83%
Since Inception†	1.06%	1.06%

Class I Shares*
1 Year	-0.67%	-0.67%
5 Years	3.24%	3.24%
Since Inception†	1.43%	1.43%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.42%, 2.14%, 2.13%, 1.12%, 1.61%, 1.30% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• AB INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-10.56%
5 Years	0.57%
10 Years	0.56%

Class B Shares
1 Year	-10.93%
5 Years	0.67%
10 Years(a)	0.39%

Class C Shares
1 Year	-8.16%
5 Years	0.72%
10 Years	0.28%

Advisor Class Shares*
1 Year	-6.28%
5 Years	1.75%
10 Years	1.30%

Class R Shares*
1 Year	-6.79%
5 Years	1.23%
10 Years	0.78%

Class K Shares*
1 Year	-6.42%
5 Years	1.55%
Since Inception†	0.63%

Class I Shares*
1 Year	-6.03%
5 Years	1.98%
Since Inception†	1.00%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB INTERNATIONAL VALUE FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$940.90	$7.06	1.45%
Hypothetical**	$1,000	$1,017.80	$7.33	1.45%
Class B
Actual	$1,000	$937.30	$10.59	2.18%
Hypothetical**	$1,000	$1,014.14	$11.01	2.18%
Class C
Actual	$1,000	$937.10	$10.49	2.16%
Hypothetical**	$1,000	$1,014.24	$10.91	2.16%
Advisor Class
Actual	$1,000	$942.20	$5.60	1.15%
Hypothetical**	$1,000	$1,019.30	$5.82	1.15%
Class R
Actual	$1,000	$939.80	$7.93	1.63%
Hypothetical**	$1,000	$1,016.90	$8.24	1.63%
Class K
Actual	$1,000	$941.50	$6.42	1.32%
Hypothetical**	$1,000	$1,018.45	$6.68	1.32%
Class I
Actual	$1,000	$943.20	$4.34	0.89%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB INTERNATIONAL VALUE FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $409.3

*	All data are as of November 30, 2014. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.7% or less in the following countries: Brazil, Israel, Norway, Portugal, South Africa, South Korea, Thailand and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB INTERNATIONAL VALUE FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Roche Holding AG	$12,071,356	2.9%
GlaxoSmithKline PLC	11,339,790	2.8
Airbus Group NV	9,342,609	2.3
Liberty Global PLC	8,763,506	2.1
Actelion Ltd. (REG)	8,611,844	2.1
HSBC Holdings PLC	8,422,482	2.1
Orange SA	7,989,123	2.0
UniCredit SpA	7,939,764	1.9
Total SA	7,903,271	1.9
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,694,090	1.9
	$90,077,835	22.0%

*	Long-term investments.

12	• AB INTERNATIONAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Financials – 22.9%
Banks – 14.3%
Bank Hapoalim BM	392,660	$1,961,182
Bank of Baroda	91,250	1,597,967
Bank of Queensland Ltd.	62,305	651,696
Commerzbank AG(a)	146,650	2,238,653
Danske Bank A/S	214,240	6,081,008
HSBC Holdings PLC	846,420	8,422,482
ICICI Bank Ltd.	63,120	1,777,673
ING Groep NV(a)	343,825	5,026,524
Intesa Sanpaolo SpA	1,045,400	3,217,493
Itausa – Investimentos Itau SA (Preference Shares)	326,100	1,327,814
Kasikornbank PCL (NVDR)	221,100	1,663,434
Mitsubishi UFJ Financial Group, Inc.	920,800	5,303,192
Shinhan Financial Group Co., Ltd.	30,530	1,365,246
Societe Generale SA	130,552	6,479,379
Sumitomo Mitsui Financial Group, Inc.	98,400	3,694,438
UniCredit SpA	1,074,960	7,939,764

		58,747,945

Diversified Financial Services – 2.4%
Friends Life Group Ltd.	424,290	2,444,304
ORIX Corp.	562,400	7,433,355

		9,877,659

Insurance – 4.1%
AIA Group Ltd.	676,600	3,901,106
Aviva PLC	123,500	982,232
Direct Line Insurance Group PLC	449,800	2,066,827
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	37,390	7,694,090
Suncorp Group Ltd.	160,190	1,952,421

		16,596,676

Real Estate Management & Development – 1.9%
Aeon Mall Co., Ltd.	105,900	1,806,859
China Overseas Land & Investment Ltd.	544,000	1,627,199
Lend Lease Group	217,227	2,829,936
Wharf Holdings Ltd. (The)	217,000	1,561,723

		7,825,717

Thrifts & Mortgage Finance – 0.2%
LIC Housing Finance Ltd.	101,450	691,787

		93,739,784

Consumer Discretionary – 15.6%
Auto Components – 6.6%
Aisin Seiki Co., Ltd.	90,600	3,239,576
Bridgestone Corp.	80,000	2,750,969

AB INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Cie Generale des Etablissements Michelin – Class B	58,262	$5,356,672
GKN PLC	479,420	2,580,954
Plastic Omnium SA	80,066	2,091,499
Sumitomo Electric Industries Ltd.	366,400	4,768,654
Valeo SA	49,220	6,055,605

		26,843,929

Automobiles – 4.8%
Bayerische Motoren Werke AG	27,090	3,094,659
Great Wall Motor Co., Ltd. – Class H	507,500	2,564,984
Honda Motor Co., Ltd.	241,400	7,299,453
Renault SA	27,510	2,207,568
Tata Motors Ltd.	182,410	1,553,109
Volkswagen AG (Preference Shares)	12,440	2,865,417

		19,585,190

Media – 2.2%
Liberty Global PLC – Series C(a)	161,938	8,083,945
Liberty Global PLC – Class A(a)	13,071	679,561
Smiles SA	25,800	471,132

		9,234,638

Specialty Retail – 1.6%
Kingfisher PLC	342,360	1,670,312
Shimamura Co., Ltd.	22,600	1,890,274
Yamada Denki Co., Ltd.(b)	915,200	3,011,502

		6,572,088

Textiles, Apparel & Luxury Goods – 0.4%
Kering	8,660	1,788,477

		64,024,322

Industrials – 13.3%
Aerospace & Defense – 3.7%
Airbus Group NV	153,367	9,342,609
MTU Aero Engines AG	11,450	1,020,157
Safran SA(b)	72,800	4,708,291

		15,071,057

Air Freight & Logistics – 0.8%
Royal Mail PLC	481,542	3,141,623

Airlines – 1.9%
International Consolidated Airlines Group SA(a)	472,250	3,366,736
Japan Airlines Co., Ltd.	61,000	1,790,355
Qantas Airways Ltd.(a)	1,727,583	2,818,644

		7,975,735

Industrial Conglomerates – 2.2%
Bidvest Group Ltd. (The)	57,140	1,508,842
Hutchison Whampoa Ltd.	250,000	3,130,850
Toshiba Corp.	989,000	4,400,536

		9,040,228

14	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 1.1%
JTEKT Corp.	273,500	$4,538,187

Marine – 1.4%
AP Moeller – Maersk A/S – Class B	962	2,006,527
Nippon Yusen KK	1,348,000	3,805,357

		5,811,884

Road & Rail – 1.0%
Central Japan Railway Co.	27,800	4,037,865

Trading Companies & Distributors – 1.2%
Mitsubishi Corp.	165,800	3,133,319
Rexel SA	96,475	1,787,300

		4,920,619

		54,537,198

Health Care – 9.8%
Biotechnology – 2.1%
Actelion Ltd. (REG)(a)	72,630	8,611,844

Pharmaceuticals – 7.7%
Astellas Pharma, Inc.	314,600	4,526,674
GlaxoSmithKline PLC	488,800	11,339,790
Roche Holding AG	40,340	12,071,356
Teva Pharmaceutical Industries Ltd.	59,000	3,359,436

		31,297,256

		39,909,100

Telecommunication Services – 9.5%
Diversified Telecommunication Services – 6.4%
Bezeq The Israeli Telecommunication Corp., Ltd.	829,816	1,468,315
Nippon Telegraph & Telephone Corp.	136,200	7,283,168
Orange SA	453,350	7,989,123
Telecom Italia SpA (savings shares)	4,857,972	4,303,707
Telenor ASA	85,020	1,795,409
Vivendi SA(a)	130,143	3,309,610

		26,149,332

Wireless Telecommunication Services – 3.1%
China Mobile Ltd.	246,000	3,035,070
Turkcell Iletisim Hizmetleri AS(a)	305,780	1,938,017
Vodafone Group PLC	2,073,346	7,589,093

		12,562,180

		38,711,512

Materials – 7.5%
Chemicals – 5.1%
Arkema SA(b)	46,360	3,153,869
BASF SE	16,300	1,477,206

AB INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Denki Kagaku Kogyo KK	644,000	$2,199,301
Incitec Pivot Ltd.	760,220	1,841,161
JSR Corp.	286,500	5,123,793
Koninklijke DSM NV	72,061	4,737,391
Mitsubishi Gas Chemical Co., Inc.	429,000	2,454,853

		20,987,574

Metals & Mining – 1.6%
Dowa Holdings Co., Ltd.	176,700	1,462,646
Rio Tinto PLC	80,600	3,746,503
Tata Steel Ltd.	188,050	1,430,111

		6,639,260

Paper & Forest Products – 0.8%
Mondi PLC	185,622	3,168,202

		30,795,036

Information Technology – 7.0%
IT Services – 0.5%
Cap Gemini SA	29,940	2,194,608

Semiconductors & Semiconductor Equipment – 4.5%
Advanced Semiconductor Engineering, Inc.	1,717,000	2,082,545
ASM International NV	59,000	2,472,823
Novatek Microelectronics Corp.	446,000	2,516,737
Samsung Electronics Co., Ltd.	4,520	5,236,765
Sumco Corp.(b)	272,500	3,488,530
Tokyo Electron Ltd.	36,800	2,564,663

		18,362,063

Technology Hardware, Storage & Peripherals – 2.0%
Asustek Computer, Inc.	246,000	2,679,582
Casetek Holdings Ltd.	354,000	2,185,110
Catcher Technology Co., Ltd.	389,000	3,286,135

		8,150,827

		28,707,498

Energy – 6.8%
Energy Equipment & Services – 0.2%
Aker Solutions ASA(a)(c)	179,780	1,078,867

Oil, Gas & Consumable Fuels – 6.6%
BG Group PLC	449,590	6,314,393
China Petroleum & Chemical Corp. – Class H	1,676,000	1,356,692
JX Holdings, Inc.	1,506,400	5,605,199
Petroleo Brasileiro SA (Sponsored ADR)	78,140	797,809
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	148,203	4,932,341
Total SA	141,630	7,903,271

		26,909,705

		27,988,572

16	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 3.9%
Beverages – 0.4%
Asahi Group Holdings Ltd.	55,800	$1,739,257

Food & Staples Retailing – 1.5%
Koninklijke Ahold NV	346,332	6,113,272

Household Products – 0.8%
Reckitt Benckiser Group PLC	36,790	3,013,679

Tobacco – 1.2%
Imperial Tobacco Group PLC	108,220	4,995,722

		15,861,930

Utilities – 1.9%
Electric Utilities – 1.9%
EDP – Energias de Portugal SA	496,116	2,035,142
Electricite de France SA	98,710	2,954,655
Enel SpA	589,396	2,843,211

		7,833,008

Total Common Stocks (cost $375,794,260)		402,107,960

RIGHTS – 0.1%
Materials – 0.1%
Chemicals – 0.1%
Arkema SA, expiring 12/03/14(a) (cost $0)	46,360	136,391

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(d)(e) (cost $3,603,790)	3,603,790	3,603,790

Total Investments Before Security Lending Collateral for Securities Loaned – 99.2% (cost $379,398,050)		405,848,141

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.6%
Investment Companies – 2.6%
AB Exchange Reserves – Class I, 0.07%(d)(e) (cost $10,689,224)	10,689,224	10,689,224

Total Investments – 101.8% (cost $390,087,274)		416,537,365
Other assets less liabilities – (1.8)%		(7,195,537)

Net Assets – 100.0%		$409,341,828

AB INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
TOPIX Index Futures	14	December 2014	$1,531,161	$1,663,395	$132,234

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	20,547	SEK	145,509	12/15/14	$(1,031,883)
Barclays Bank PLC	USD	1,183	CNY	7,283	12/15/14	2,543
Barclays Bank PLC	USD	11,033	JPY	1,204,243	12/15/14	(886,864)
Barclays Bank PLC	NOK	17,912	USD	2,600	3/18/15	55,392
Barclays Bank PLC	USD	3,986	SEK	29,477	3/18/15	(31,618)
BNP Paribas SA	AUD	1,012	USD	939	12/15/14	78,318
BNP Paribas SA	CNY	59,935	USD	9,705	12/15/14	(54,832)
BNP Paribas SA	GBP	10,150	USD	16,353	12/15/14	499,919
BNP Paribas SA	USD	3,639	AUD	3,939	12/15/14	(290,815)
BNP Paribas SA	USD	1,106	CNY	6,810	12/15/14	3,186
BNP Paribas SA	USD	4,005	JPY	430,011	12/15/14	(382,232)
BNP Paribas SA	USD	1,064	RUB	46,964	12/15/14	(125,108)
BNP Paribas SA	USD	10,225	AUD	11,897	3/18/15	(178,875)
Citibank	AUD	2,927	USD	2,566	12/15/14	77,787
Citibank	CHF	3,586	USD	3,845	12/15/14	133,518
Citibank	GBP	8,625	USD	14,009	12/15/14	537,265
Citibank	NOK	21,467	USD	3,240	12/15/14	181,838
Citibank	USD	3,368	EUR	2,522	12/15/14	(232,054)
Credit Suisse International	RUB	46,964	USD	1,098	12/15/14	159,687
Credit Suisse International	USD	15,511	GBP	9,564	12/15/14	(573,212)
Credit Suisse International	USD	9,333	NOK	58,260	12/15/14	(1,032,191)
Deutsche Bank AG	GBP	1,310	USD	2,114	12/15/14	67,561
Deutsche Bank AG	NOK	99,761	USD	15,530	12/15/14	1,315,880
Goldman Sachs Bank USA	CNY	6,915	USD	1,117	12/15/14	(9,130)
Goldman Sachs Bank USA	KRW	5,760,953	USD	5,532	12/15/14	345,903
Goldman Sachs Bank USA	JPY	2,761,950	USD	26,160	12/15/14	2,888,708
Goldman Sachs Bank USA	USD	10,567	AUD	12,046	12/15/14	(326,045)
Goldman Sachs Bank USA	USD	18,028	GBP	11,179	12/15/14	(567,886)
Goldman Sachs Bank USA	USD	9,934	NOK	62,968	12/15/14	(962,821)
Goldman Sachs Bank USA	JPY	2,794,642	USD	24,471	3/18/15	900,470
HSBC Bank USA	BRL	11,905	USD	4,655	12/02/14	30,000
HSBC Bank USA	USD	1,000	BRL	2,623	12/02/14	18,734
HSBC Bank USA	USD	3,626	BRL	9,282	12/02/14	(19,299)
JPMorgan Chase Bank	BRL	6,659	USD	2,601	12/02/14	13,845
JPMorgan Chase Bank	USD	2,638	BRL	6,659	12/02/14	(50,525)
JPMorgan Chase Bank	USD	1,357	KRW	1,388,433	12/15/14	(107,345)
JPMorgan Chase Bank	BRL	6,659	USD	2,615	1/05/15	51,613
Morgan Stanley & Co., Inc.	USD	3,968	CHF	3,642	12/15/14	(198,486)
Morgan Stanley & Co., Inc.	USD	3,245	EUR	2,588	12/15/14	(26,273)
Royal Bank of Scotland PLC	SEK	84,356	USD	11,678	12/15/14	364,309
Royal Bank of Scotland PLC	USD	1,107	CNY	6,819	12/15/14	3,280
Royal Bank of Scotland PLC	USD	11,176	EUR	8,785	12/15/14	(251,699)

18	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	9,786	NZD	12,472	12/15/14	$(13,794)
Royal Bank of Scotland PLC	EUR	6,799	USD	8,548	3/18/15	86,626
Royal Bank of Scotland PLC	USD	13,139	CHF	12,591	3/18/15	(91,094)
Standard Chartered Bank	HKD	84,594	USD	10,917	12/15/14	8,770
Standard Chartered Bank	KRW	1,793,070	USD	1,711	12/15/14	96,491
Standard Chartered Bank	USD	1,054	HKD	8,183	12/15/14	1,030
State Street Bank & Trust Co.	GBP	658	USD	1,031	12/15/14	3,661
State Street Bank & Trust Co.	USD	3,633	EUR	2,853	12/15/14	(85,412)
State Street Bank & Trust Co.	USD	2,425	HKD	18,795	12/15/14	(1,855)
State Street Bank & Trust Co.	GBP	1,958	USD	3,067	3/18/15	10,948
UBS AG	EUR	20,186	USD	26,469	12/15/14	1,366,738
UBS AG	USD	4,284	CHF	4,067	12/15/14	(74,150)

						$1,698,522

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the market value of this security amounted to $1,078,867 or 0.2% of net assets.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

NVDR – Non Voting Depositary Receipt

REG – Registered Shares

TOPIX – Tokyo Price Index

See notes to financial statements.

AB INTERNATIONAL VALUE FUND •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $375,794,260)	$402,244,351	(a)
Affiliated issuers (cost $14,293,014 – including investment of cash collateral for securities loaned of $10,689,224)	14,293,014
Due from broker	69,516	(b)
Foreign currencies, at value (cost $1,078,230)	1,066,561
Unrealized appreciation on forward currency exchange contracts	9,304,020
Receivable for investment securities sold and foreign currency transactions	2,046,523
Dividends and interest receivable	1,841,096
Receivable for shares of beneficial interest sold	207,900
Receivable for variation margin on exchange-traded derivatives	22,078

Total assets	431,095,059

Liabilities
Due to custodian	23,736
Payable for collateral received on securities loaned	10,689,224
Unrealized depreciation on forward currency exchange contracts	7,605,498
Payable for investment securities purchased and foreign currency transactions	1,957,025
Payable for shares of beneficial interest redeemed	743,163
Advisory fee payable	234,222
Distribution fee payable	117,148
Transfer Agent fee payable	46,701
Administrative fee payable	8,490
Accrued expenses and other liabilities	328,024

Total liabilities	21,753,231

Net Assets	$409,341,828

Composition of Net Assets
Paid-in capital	$5,104,044,652
Undistributed net investment income	8,157,339
Accumulated net realized loss on investment and foreign currency transactions	(4,730,956,813)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	28,096,650

	$409,341,828

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$196,561,847	15,049,635	$13.06	*

B	$7,960,802	626,935	$12.70

C	$70,774,922	5,586,086	$12.67

Advisor	$92,159,714	6,892,877	$13.37

R	$24,285,620	1,874,259	$12.96

K	$14,257,369	1,093,283	$13.04

I	$3,341,554	254,795	$13.11

(a)	Includes securities on loan with a value of $10,335,598 (see Note E).

(b)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

*	The maximum offering price per share for Class A shares was $13.64 which reflects a sales charge of 4.25%.

See notes to financial statements.

20	• AB INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2014

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,286,227)	$20,087,086
Affiliated issuers	7,688
Securities lending income	272,901	$20,367,675

Expenses
Advisory fee (see Note B)	3,580,184
Distribution fee—Class A	710,029
Distribution fee—Class B	114,403
Distribution fee—Class C	796,055
Distribution fee—Class R	136,242
Distribution fee—Class K	45,177
Transfer agency—Class A	705,174
Transfer agency—Class B	35,763
Transfer agency—Class C	239,676
Transfer agency—Advisor Class	300,276
Transfer agency—Class R	70,846
Transfer agency—Class K	36,142
Transfer agency—Class I	717
Custodian	225,117
Audit and tax	86,504
Registration fees	67,373
Trustees’ fees	58,538
Administrative	49,605
Legal	38,424
Miscellaneous	35,976

Total expenses		7,332,221

Net investment income		13,035,454

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		51,604,151	(a)(b)
Futures		262,864
Foreign currency transactions		(416,860)
Net change in unrealized appreciation/depreciation of:
Investments		(70,105,957	)(c)
Futures		64,201
Foreign currency denominated assets and liabilities		846,286

Net loss on investment and foreign currency transactions		(17,745,315)

Net Decrease in Net Assets from Operations		$(4,709,861)

(a)	Net of foreign capital gains taxes of $16,274.

(b)	On March 21, 2014, the Fund had a redemption-in-kind with total proceeds in the amount of $36,777,509. The gain on investments of $4,665,416 will not be realized for tax purposes.

(c)	Net of increase in accrued foreign capital gains taxes of $59,251.

See notes to financial statements.

AB INTERNATIONAL VALUE FUND •	21

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2014	Year Ended November 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,035,454	$9,249,461
Net realized gain on investment and foreign currency transactions	51,450,155	40,364,221
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(69,195,470)	87,062,805
Contributions from Adviser (see Note B)	– 0	–	7

Net increase (decrease) in net assets from operations	(4,709,861)	136,676,494
Dividends to Shareholders from
Net investment income
Class A	(11,906,541)	(8,913,235)
Class B	(548,193)	(452,649)
Class C	(3,489,189)	(2,239,954)
Advisor Class	(6,256,699)	(4,715,380)
Class R	(1,309,412)	(1,032,740)
Class K	(1,129,490)	(501,174)
Class I	(192,251)	(622,627)
Transactions in Shares of Beneficial Interest
Net decrease	(116,804,086)	(169,512,018)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	14,219	10,158

Total decrease	(146,331,503)	(51,303,125)
Net Assets
Beginning of period	555,673,331	606,976,456

End of period (including undistributed net investment income of $8,157,339 and $19,635,403, respectively)	$409,341,828	$555,673,331

See notes to financial statements.

22	• AB INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2014

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as AllianceBernstein Trust. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AB International Value Fund, the AB Discovery Value Fund and the AB Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein International Value Fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

AB INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because

24	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

AB INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2014:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stock:
Financials	$1,327,814		$92,411,970		$	– 0	–	$93,739,784
Consumer Discretionary	9,234,638		54,789,684			– 0	–	64,024,322
Industrials	– 0	–	54,537,198			– 0	–	54,537,198
Health Care	– 0	–	39,909,100			– 0	–	39,909,100
Telecommunication Services	– 0	–	38,711,512			– 0	–	38,711,512
Materials	– 0	–	30,795,036			– 0	–	30,795,036
Information Technology	– 0	–	28,707,498			– 0	–	28,707,498
Energy	1,876,676		26,111,896			– 0	–	27,988,572
Consumer Staples	– 0	–	15,861,930			– 0	–	15,861,930
Utilities	– 0	–	7,833,008			– 0	–	7,833,008
Rights	136,391		– 0	–		– 0	–	136,391
Short-Term Investments	3,603,790		– 0	–		– 0	–	3,603,790
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	10,689,224		– 0	–		– 0	–	10,689,224

Total Investments in Securities	26,868,533		389,668,832	+		– 0	–	416,537,365
Other Financial Instruments* :
Assets:
Futures	– 0	–	132,234			– 0	–	132,234	#
Forward Currency Exchange Contracts	– 0	–	9,304,020			– 0	–	9,304,020
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(7,605,498)			– 0	–	(7,605,498)

Total++	$26,868,533		$391,499,588		$	– 0	–	$418,368,121

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

26	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants			Total
Balance as of 11/30/13		$2,026,616			$2,026,616
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		1,487,246			1,487,246
Change in unrealized appreciation/depreciation		(59,436)			(59,436)
Purchases		– 0	–		– 0	–
Sales		(3,454,426)			(3,454,426)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 11/30/14	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/14*	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports

AB INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

28	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended November 30, 2013, the Adviser reimbursed the Fund $7 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2014, the reimbursement for such services amounted to $49,605.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $535,163 for the year ended November 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,617 from the sale of Class A shares and received $4,279, $1,162 and $1,030 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2014.

AB INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2014 (000)	Dividend Income (000)
$ 5,190	$137,772	$139,358	$3,604	$1

Brokerage commissions paid on investment transactions for the year ended November 30, 2014 amounted to $618,528, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,551,183, $6,232,321, $2,208,140 and $2,350,362 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

30	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$285,260,651	$374,698,602

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$393,894,281

Gross unrealized appreciation	$45,880,242
Gross unrealized depreciation	(23,237,158)

Net unrealized appreciation	$22,643,084

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as

AB INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2014, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA

32	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At November 30, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$132,234	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	9,304,020		Unrealized depreciation on forward currency exchange contracts	$7,605,498

Total		$9,436,254			$7,605,498

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

AB INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended November 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$262,864	$64,201

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(376,040)	1,069,222

Total		$(113,176)	$1,133,423

The following table represents the volume of the Fund’s derivative transactions during the year ended November 30, 2014:

Futures:
Average original value of buy contracts	$1,422,713

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$150,524,895
Average principal amount of sale contracts	$152,339,486

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

34	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of November 30, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets

Exchange-Traded Derivatives:
Goldman Sachs & Co.*	$22,078	$	– 0	–	$	– 0	–	$	– 0	–		$22,078

Total	$22,078	$	– 0	–	$	– 0	–	$	– 0	–		$22,078

OTC Derivatives:
Barclays Bank PLC	$57,935		$(57,935)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	581,423		(581,423)			– 0	–		– 0	–		– 0	–
Citibank, NA	930,408		(232,054)			– 0	–		– 0	–		698,354
Credit Suisse International	159,687		(159,687)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	1,383,441		– 0	–		– 0	–		– 0	–		1,383,441
Goldman Sachs Bank USA	4,135,081		(1,865,882)			– 0	–		– 0	–		2,269,199
HSBC Bank USA	48,734		(19,299)			– 0	–		– 0	–		29,435
JPMorgan Chase Bank, NA	65,458		(65,458)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	454,215		(356,587)			– 0	–		– 0	–		97,628
Standard Chartered Bank	106,291		– 0	–		– 0	–		– 0	–		106,291
State Street Bank & Trust Co.	14,609		(14,609)			– 0	–		– 0	–		– 0	–
UBS AG	1,366,738		(74,150)			– 0	–		– 0	–		1,292,588

Total	$9,304,020		$(3,427,084)		$	– 0	–	$	– 0	–		$5,876,936	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities

OTC Derivatives:
Bank of America, NA	$1,031,883	$	– 0	–	$	– 0	–	$	– 0	–	$1,031,883
Barclays Bank PLC	918,482		(57,935)			– 0	–		– 0	–	860,547
BNP Paribas SA	1,031,862		(581,423)			– 0	–		– 0	–	450,439
Citibank, NA	232,054		(232,054)			– 0	–		– 0	–	– 0	–
Credit Suisse International	1,605,403		(159,687)			– 0	–		– 0	–	1,445,716
Goldman Sachs Bank USA	1,865,882		(1,865,882)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	19,299		(19,299)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	157,870		(65,458)			– 0	–		– 0	–	92,412
Morgan Stanley & Co., Inc.	224,759		– 0	–		– 0	–		– 0	–	224,759
Royal Bank of Scotland PLC	356,587		(356,587)			– 0	–		– 0	–	– 0	–

AB INTERNATIONAL VALUE FUND •	35

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities

OTC Derivatives:
State Street Bank & Trust Co.	$87,267	$(14,609)	$	– 0	–	$	– 0	–	$72,658
UBS AG	74,150	(74,150)		– 0	–		– 0	–	– 0	–

Total	$7,605,498	$(3,427,084)	$	– 0	–	$	– 0	–	$4,178,414	^

*	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at November 30, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to

36	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2014, the Fund had securities on loan with a value of $10,335,598 and had received cash collateral which has been invested into AB Exchange Reserves of $10,689,224. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $272,901 and $6,368 from the borrowers and AB Exchange Reserves, respectively, for the year ended November 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended November 30, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2014 (000)
$ 9,411	$198,075	$196,797	$10,689

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013

Class A
Shares sold	1,479,465	2,301,371	$19,835,020	$28,546,609

Shares issued in reinvestment of dividends	839,881	716,652	10,968,844	8,248,667

Shares converted from Class B	315,502	318,092	4,208,710	3,862,986

Shares redeemed	(6,530,907)	(10,076,098)	(87,385,339)	(123,615,016)

Net decrease	(3,896,059)	(6,739,983)	$(52,372,765)	$(82,956,754)

AB INTERNATIONAL VALUE FUND •	37

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013

Class B
Shares sold	9,764	15,521	$125,954	$185,766

Shares issued in reinvestment of dividends	39,022	36,200	498,708	407,617

Shares converted to Class A	(323,547)	(326,036)	(4,208,710)	(3,862,986)

Shares redeemed	(186,791)	(413,283)	(2,448,947)	(4,972,383)

Net decrease	(461,552)	(687,598)	$(6,032,995)	$(8,241,986)

Class C
Shares sold	369,059	475,671	$4,794,090	$5,704,232

Shares issued in reinvestment of dividends	242,059	177,332	3,086,258	1,996,756

Shares redeemed	(1,587,625)	(2,445,008)	(20,662,807)	(29,238,889)

Net decrease	(976,507)	(1,792,005)	$(12,782,459)	$(21,537,901)

Advisor Class
Shares sold	2,312,761	1,269,988	$31,667,979	$15,904,892

Shares issued in reinvestment of dividends	406,486	317,663	5,418,460	3,729,357

Shares redeemed	(5,134,028)	(4,492,562)	(69,409,835)	(56,058,046)

Net decrease	(2,414,781)	(2,904,911)	$(32,323,396)	$(36,423,797)

Class R
Shares sold	330,561	527,179	$4,406,459	$6,458,283

Shares issued in reinvestment of dividends	100,867	90,244	1,309,255	1,032,391

Shares redeemed	(811,417)	(1,453,080)	(10,816,150)	(17,573,369)

Net decrease	(379,989)	(835,657)	$(5,100,436)	$(10,082,695)

Class K
Shares sold	191,631	684,581	$2,545,893	$9,108,499

Shares issued in reinvestment of dividends	86,751	43,581	1,129,490	501,174

Shares redeemed	(880,060)	(434,761)	(11,667,869)	(5,369,577)

Net increase (decrease)	(601,678)	293,401	$(7,992,486)	$4,240,096

Class I
Shares sold	16,861	132,241	$226,428	$1,655,286

Shares issued in reinvestment of dividends	8,445	11,503	110,127	132,288

Shares redeemed	(40,263)	(1,379,159)	(536,104)	(16,296,555)

Net decrease	(14,957)	(1,235,415)	$(199,549)	$(14,508,981)

38	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

For the year ended November 30, 2014 and the year ended November 30, 2013, the Fund received $14,219 and $10,158, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

AB INTERNATIONAL VALUE FUND •	39

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2014.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$24,831,775	$18,477,759

Total taxable distributions paid	$24,831,775	$18,477,759

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,533,162
Accumulated capital and other losses	(4,728,842,312	)(a)
Unrealized appreciation/(depreciation)	22,606,326	(b)

Total accumulated earnings/(deficit)	$(4,694,702,824)

(a)

As of November 30, 2014, the Fund had a net capital loss carryforward of $4,728,842,312. During the fiscal year, the Fund utilized $43,609,823 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

40	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

As of November 30, 2014, the Fund had a net capital loss carryforward of $4,728,842,312 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 910,262,011	n/a	2016
3,355,600,017	n/a	2017
200,531,013	n/a	2018
123,201,431	n/a	2019
31,594,097	$ 107,653,743	No expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of passive foreign investment companies (PFICs), reclassifications of foreign capital gains tax, and the tax treatment of gains from a redemption-in-kind resulted in a net increase in undistributed net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net increase in paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB INTERNATIONAL VALUE FUND •	41

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.86	$ 11.24	$ 11.31	$ 13.07	$ 13.55

Income From Investment Operations
Net investment income(a)	.38	.21	.25	.24	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.55)	2.77	.18	(1.55)	(.48)
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.17)	2.98	.43	(1.31)	(.31)

Less: Dividends
Dividends from net investment income	(.63)	(.36)	(.50)	(.45)	(.17)

Net asset value, end of period	$ 13.06	$ 13.86	$ 11.24	$ 11.31	$ 13.07

Total Return
Total investment return based on net asset value(c)	(1.19)%	27.13%	4.16	%*†	(10.60)%	(2.30)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$197	$263	$289	$501	$971
Ratio to average net assets of:
Expenses	1.47%	1.42%	1.41%	1.38%	1.33	%+
Net investment income	2.80%	1.70%	2.33%	1.81%	1.30	%+
Portfolio turnover rate	60%	56%	34%	52%	41%

See footnote summary on page 48.

42	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.46	$ 10.91	$ 10.95	$ 12.65	$ 13.12

Income From Investment Operations
Net investment income(a)	.29	.12	.16	.13	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.54)	2.69	.18	(1.50)	(.46)
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.25)	2.81	.34	(1.37)	(.39)

Less: Dividends
Dividends from net investment income	(.51)	(.26)	(.38)	(.33)	(.08)

Net asset value, end of period	$ 12.70	$ 13.46	$ 10.91	$ 10.95	$ 12.65

Total Return
Total investment return based on net asset value(c)	(1.86)%	26.21%	3.30	%*†	(11.29)%	(3.01)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,961	$14,653	$19,381	$29,540	$54,223
Ratio to average net assets of:
Expenses	2.18%	2.14%	2.19%	2.16%	2.10	%+
Net investment income	2.23%	.97%	1.51%	1.04%	.58	%+
Portfolio turnover rate	60%	56%	34%	52%	41%

See footnote summary on page 48.

AB INTERNATIONAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.46	$ 10.92	$ 10.97	$ 12.67	$ 13.14

Income From Investment Operations
Net investment income(a)	.27	.12	.17	.14	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.52)	2.69	.17	(1.51)	(.47)
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.25)	2.81	.34	(1.37)	(.39)

Less: Dividends
Dividends from net investment income	(.54)	(.27)	(.39)	(.33)	(.08)

Net asset value, end of period	$ 12.67	$ 13.46	$ 10.92	$ 10.97	$ 12.67

Total Return
Total investment return based on net asset value(c)	(1.87)%	26.26%	3.36	%*†	(11.27)%	(3.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,775	$88,329	$91,261	$129,755	$226,241
Ratio to average net assets of:
Expenses	2.17%	2.13%	2.13%	2.11%	2.06	%+
Net investment income	2.05%	.99%	1.57%	1.09%	.63	%+
Portfolio turnover rate	60%	56%	34%	52%	41%

See footnote summary on page 48.

44	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.17	$ 11.49	$ 11.55	$ 13.36	$ 13.84

Income From Investment Operations
Net investment income(a)	.43	.25	.29	.28	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.55)	2.83	.18	(1.59)	(.48)
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.12)	3.08	.47	(1.31)	(.26)

Less: Dividends
Dividends from net investment income	(.68)	(.40)	(.53)	(.50)	(.22)

Net asset value, end of period	$ 13.37	$ 14.17	$ 11.49	$ 11.55	$ 13.36

Total Return
Total investment return based on net asset value(c)	(.85)%	27.49%	4.46	%*†	(10.39)%	(1.95)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$92	$132	$140	$292	$827
Ratio to average net assets of:
Expenses	1.16%	1.12%	1.11%	1.10%	1.03	%+
Net investment income	3.17%	2.00%	2.57%	2.08%	1.68	%+
Portfolio turnover rate	60%	56%	34%	52%	41%

See footnote summary on page 48.

AB INTERNATIONAL VALUE FUND •	45

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.75	$ 11.16	$ 11.24	$ 13.00	$ 13.41

Income From Investment Operations
Net investment income(a)	.34	.18	.23	.22	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.52)	2.76	.17	(1.56)	(.48)
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.18)	2.94	.40	(1.34)	(.33)

Less: Dividends
Dividends from net investment income	(.61)	(.35)	(.48)	(.42)	(.08)

Net asset value, end of period	$ 12.96	$ 13.75	$ 11.16	$ 11.24	$ 13.00

Total Return
Total investment return based on net asset value(c)	(1.35)%	26.92%	3.92	%*†	(10.83)%	(2.46)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,286	$30,986	$34,488	$43,628	$71,023
Ratio to average net assets of:
Expenses	1.63%	1.61%	1.59%	1.56%	1.56	%+
Net investment income	2.59%	1.51%	2.16%	1.65%	1.12	%+
Portfolio turnover rate	60%	56%	34%	52%	41%

See footnote summary on page 48.

46	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.86	$ 11.23	$ 11.26	$ 13.03	$ 13.50

Income From Investment Operations
Net investment income(a)	.36	.22	.27	.25	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.51)	2.77	.17	(1.54)	(.46)
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.15)	2.99	.44	(1.29)	(.28)

Less: Dividends
Dividends from net investment income	(.67)	(.36)	(.47)	(.48)	(.19)

Net asset value, end of period	$ 13.04	$ 13.86	$ 11.23	$ 11.26	$ 13.03

Total Return
Total investment return based on net asset value(c)	(1.06)%	27.28%	4.28	%*†	(10.52)%	(2.13)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,257	$23,484	$15,737	$38,454	$131,756
Ratio to average net assets of:
Expenses	1.32%	1.30%	1.28%	1.25%	1.25	%+
Net investment income	2.72%	1.78%	2.54%	1.91%	1.43	%+
Portfolio turnover rate	60%	56%	34%	52%	41%

See footnote summary on page 48.

AB INTERNATIONAL VALUE FUND •	47

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.92	$ 11.30	$ 11.40	$ 13.20	$ 13.68

Income From Investment Operations
Net investment income(a)	.44	.26	.30	.30	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.54)	2.79	.19	(1.56)	(.49)
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	3.05	.49	(1.26)	(.24)

Less: Dividends
Dividends from net investment income	(.71)	(.43)	(.59)	(.54)	(.24)

Net asset value, end of period	$ 13.11	$ 13.92	$ 11.30	$ 11.40	$ 13.20

Total Return
Total investment return based on net asset value(c)	(.67)%	27.81%	4.75	%*†	(10.23)%	(1.78)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,342	$3,754	$17,001	$210,944	$387,780
Ratio to average net assets of:
Expenses	.89%	.85%	.85%	.86%	.86	%+
Net investment income	3.30%	2.22%	2.70%	2.28%	1.86	%+
Portfolio turnover rate	60%	56%	34%	52%	41%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.02%.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.01%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

48	• AB INTERNATIONAL VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB International Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AB International Value Fund (formerly known as AllianceBernstein International Value Fund) (one of the funds constituting AB Trust (formerly known as AllianceBernstein Trust) (the “Fund”)), as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AB International Value Fund (one of the funds constituting AB Trust) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2015

AB INTERNATIONAL VALUE FUND •	49

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2014.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2014, $630,251 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $12,304,044.

For the taxable year ended November 30, 2014, the Fund designates $10,782,083 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

50	• AB INTERNATIONAL VALUE FUND

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and
Michael J. Downey(1)	Chief Executive Officer
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,	Emilie D. Wrapp, Secretary
Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Kevin F. Simms(2), Senior Vice	Phyllis J. Clarke, Controller
President	Vincent S. Noto, Chief Compliance
Takeo Aso(2), Vice President	Officer
Avi Lavi(2), Vice President

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB INTERNATIONAL VALUE FUND •	51

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

52	• AB INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr., ## 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since prior to 2010 and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2010 until July 2014

John H. Dobkin, ## 72 (2001)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	116	None

AB INTERNATIONAL VALUE FUND •	53

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (2001)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

54	• AB INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

AB INTERNATIONAL VALUE FUND •	55

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

56	• AB INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB INTERNATIONAL VALUE FUND •	57

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Kevin F. Simms 48	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Takeo Aso 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

AVI LAVI 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

58	• AB INTERNATIONAL VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee summary was completed on April 24, 2014 and discussed with the Board of Trustees on May 6-8, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

AB INTERNATIONAL VALUE FUND •	59

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee	Net Assets 3/31/14 ($MIL)
International Value Fund	International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$482.2

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $44,860 (0.008% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
International Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.12 1.42 2.14 2.13 1.61 1.30 0.85	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

60	• AB INTERNATIONAL VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

AB INTERNATIONAL VALUE FUND •	61

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on March 31, 2014 net assets:6

Fund	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund[7]	$482.2	International Value 0.80% on 1st $25 million 0.60% on next $25 million 0.50% on next $50 million 0.40% on next the balance Minimum account size: $25m	0.441%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Fund. Set forth below are the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Fund had the fee schedule of SCB International Portfolio been applicable to the Fund based on March 31, 2014 net assets.

Fund	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Fund Advisory Fee
International Value Fund, Inc.[8]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2014.	0.875%	0.750%

The Adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The Fund is similar to the institutional account but has a higher exposure to emerging markets equity securities.

8	The investment guidelines of the Fund are more restrictive than the SCB Fund portfolio. The Fund invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

62	• AB INTERNATIONAL VALUE FUND

that has a substantially similar investment style as the Fund.9 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2014 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the following sub-advisory relationship. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2014 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client # 1[10],[11]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing

9	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

10	The client is an affiliate of the Adviser.

11	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

AB INTERNATIONAL VALUE FUND •	63

all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[15]	Lipper EG Median (%)	Lipper EG Rank
International Value Fund[16]	0.750	0.866	3/15

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

16	The Fund’s EG includes the Fund, four other International Multi Cap Value Funds (“IMLV”), two International Large Cap Value Funds (“ILCV”) and eight International Multi-Cap Core Funds (“IMLC”).

64	• AB INTERNATIONAL VALUE FUND

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.17

Fund	Total Expense Ratio (%)[18]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Value Fund[19]	1.419	1.367	10/15	1.427	27/58

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

19	The Fund’s EU includes the Fund, EG and all other IMLV, ILCV and IMLC, excluding outliers.

AB INTERNATIONAL VALUE FUND •	65

the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,111, $2,076,002 and $16,215 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $592,194 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

66	• AB INTERNATIONAL VALUE FUND

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB INTERNATIONAL VALUE FUND •	67

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund23 relative to its Lipper Performance Universe (“PU”)24 for the periods ended February 28, 2014.25

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	21.08	22.25	21.34	4/5	11/17
3 year	1.87	5.25	5.51	4/5	13/14
5 year	15.24	15.24	16.65	3/5	9/12
10 year	3.78	5.68	6.14	4/4	10/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)26 versus its benchmark.27 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

23	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

24	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

25	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

27	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

28	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

68	• AB INTERNATIONAL VALUE FUND

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Value Fund	21.08	1.87	15.24	3.78	5.83	21.63	0.21	10
MSCI EAFE Index (Net)	19.28	6.63	17.60	6.66	5.87	18.18	0.36	10
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

AB INTERNATIONAL VALUE FUND •	69

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

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High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

70	• AB INTERNATIONAL VALUE FUND

AB Family of Funds

NOTES

AB INTERNATIONAL VALUE FUND •	71

NOTES

72	• AB INTERNATIONAL VALUE FUND

NOTES

AB INTERNATIONAL VALUE FUND •	73

NOTES

74	• AB INTERNATIONAL VALUE FUND

NOTES

AB INTERNATIONAL VALUE FUND •	75

NOTES

76	• AB INTERNATIONAL VALUE FUND

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0151-1114

NOV    11.30.14

ANNUAL REPORT

AB VALUE FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

January 20, 2015

Annual Report

This report provides management’s discussion of fund performance for AB Value Fund (the “Fund”) for the annual reporting period ended November 30, 2014. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein to AB.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2014.

All share classes of the Fund underperformed the benchmark for both periods. For the 12-month period, security selection was negative in the pharmaceuticals, financials and capital equipment sectors. Sector selection was also negative, due to an overweight in consumer cyclicals. Positive security selection in the technology, consumer cyclicals and services sectors, as well as an overweight in the technology sector, contributed to returns. For the six-month period, security selection in the energy, consumer growth and industrial resource sectors had a negative impact on returns, as did an overweight in the energy sector and underweights in the consumer growth and consumer staples sectors. In contrast, overweights in the technology

AB VALUE FUND •	1

and consumer cyclicals sectors contributed to performance. Security selection in the consumer cyclicals and services sector also contributed.

The Fund did not utilize leverage or derivatives during either period.

Market Review and Investment Strategy

Equity markets declined during the six-month period and were largely flat for the 12-month period. Following strong gains at the end of 2013, equity markets lacked direction in the first quarter of 2014, as signs of growth in Europe and the U.S. were offset by new pressures in emerging markets and Japan. By the second quarter of the year, the international economy showed moderate, steady growth, pushing equity markets higher. Monetary policy remained loose and volatility was subdued. Markets remained resilient in the third quarter, despite geopolitical and macroeconomic concerns dominating headlines. Stocks in Japan led the gains.

Resources stocks underperformed as commodity prices—especially for crude oil—softened amid economic weakness, solid supply in the market and a strengthening U.S. dollar. The fourth quarter began with heightened volatility as an improving U.S. economy and news of economic stimulus measures elsewhere in the world overshadowed concerns about Europe’s weakening economy. Equity markets rallied strongly in November, due to a continued drop in oil prices, signs that the U.S. recovery remained intact and rising hopes that the European Central Bank would step up its economic stimulus plan.

The U.S. Value Senior Investment Management Team (the “Team”) has continued to focus on attractively-valued opportunities, which remain widespread across most industry sectors and regions. The Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts.

2	• AB VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk. These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AB Value Fund*
Class A	6.07%	13.38%

Class B†	6.06%	13.39%

Class C	5.72%	12.65%

Advisor Class‡	6.20%	13.76%

Class R‡	5.91%	13.05%

Class K‡	6.02%	13.37%

Class I‡	6.26%	13.87%

Russell 1000 Value Index	6.86%	15.62%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2014 by 0.02% and 0.03%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/04 TO 11/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Value Fund Class A shares (from 11/30/04 to 11/30/14) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	13.38%	8.59%
5 Years	13.40%	12.42%
10 Years	4.87%	4.42%

Class B Shares
1 Year	13.39%	9.39%
5 Years	13.30%	13.30%
10 Years(a)	4.73%	4.73%

Class C Shares
1 Year	12.65%	11.65%
5 Years	12.58%	12.58%
10 Years	4.10%	4.10%

Advisor Class Shares*
1 Year	13.76%	13.76%
5 Years	13.74%	13.74%
10 Years	5.17%	5.17%

Class R Shares*
1 Year	13.05%	13.05%
5 Years	13.02%	13.02%
10 Years	4.53%	4.53%

Class K Shares*
1 Year	13.37%	13.37%
5 Years	13.36%	13.36%
Since Inception†	4.51%	4.51%

Class I Shares*
1 Year	13.87%	13.87%
5 Years	13.83%	13.83%
Since Inception†	4.88%	4.88%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.07%, 1.81%, 1.78%, 0.77%, 1.42%, 1.11% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• AB VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	6.83%
5 Years	12.22%
10 Years	4.17%

Class B Shares
1 Year	7.55%
5 Years	13.14%
10 Years(a)	4.48%

Class C Shares
1 Year	9.81%
5 Years	12.39%
10 Years	3.85%

Advisor Class Shares*
1 Year	11.90%
5 Years	13.54%
10 Years	4.92%

Class R Shares*
1 Year	11.26%
5 Years	12.82%
10 Years	4.28%

Class K Shares*
1 Year	11.48%
5 Years	13.17%
Since Inception†	4.52%

Class I Shares*
1 Year	11.98%
5 Years	13.63%
Since Inception†	4.89%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on page 3.

AB VALUE FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,060.70	$5.22	1.01%
Hypothetical**	$1,000	$1,020.00	$5.11	1.01%
Class B
Actual	$1,000	$1,060.60	$5.27	1.02%
Hypothetical**	$1,000	$1,019.95	$5.16	1.02%
Class C
Actual	$1,000	$1,057.20	$8.87	1.72%
Hypothetical**	$1,000	$1,016.44	$8.69	1.72%
Advisor Class
Actual	$1,000	$1,062.00	$3.67	0.71%
Hypothetical**	$1,000	$1,021.51	$3.60	0.71%
Class R
Actual	$1,000	$1,059.10	$7.28	1.41%
Hypothetical**	$1,000	$1,018.00	$7.13	1.41%
Class K
Actual	$1,000	$1,060.20	$5.73	1.11%
Hypothetical**	$1,000	$1,019.50	$5.62	1.11%
Class I
Actual	$1,000	$1,062.60	$3.52	0.68%
Hypothetical**	$1,000	$1,021.66	$3.45	0.68%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB VALUE FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $425.8

TEN LARGEST HOLDINGS†

November 30, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$13,879,782	3.3%
Johnson & Johnson	13,000,825	3.1
Pfizer, Inc.	12,787,075	3.0
Bank of America Corp.	11,706,480	2.7
Hewlett-Packard Co.	11,073,510	2.6
Wells Fargo & Co.	11,015,856	2.6
Microsoft Corp.	9,977,947	2.3
JPMorgan Chase & Co.	9,463,168	2.2
WellPoint, Inc.	8,621,134	2.0
Capital One Financial Corp.	8,411,520	2.0
	$109,937,297	25.8%

*	All data are as of November 30, 2014. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Financials – 27.2%
Banks – 9.7%
Bank of America Corp.	687,000	$11,706,480
Citigroup, Inc.	60,300	3,254,391
Comerica, Inc.	45,300	2,111,433
Fifth Third Bancorp	25,700	517,084
JPMorgan Chase & Co.	157,300	9,463,168
KeyCorp	38,700	522,450
PNC Financial Services Group, Inc. (The)	22,100	1,933,087
US Bancorp/MN	17,400	769,080
Wells Fargo & Co.	202,200	11,015,856

		41,293,029

Capital Markets – 1.4%
Bank of New York Mellon Corp. (The)	48,200	1,929,446
Goldman Sachs Group, Inc. (The)	5,900	1,111,619
Morgan Stanley	47,700	1,678,086
State Street Corp.	17,100	1,312,083

		6,031,234

Consumer Finance – 3.9%
Capital One Financial Corp.	101,100	8,411,520
Discover Financial Services	72,500	4,752,375
SLM Corp.	355,800	3,444,144

		16,608,039

Diversified Financial Services – 1.5%
Berkshire Hathaway, Inc. – Class B(a)	25,800	3,836,202
Voya Financial, Inc.	60,400	2,529,552

		6,365,754

Insurance – 10.7%
ACE Ltd.	14,200	1,623,628
Allstate Corp. (The)	115,900	7,898,585
American Financial Group, Inc./OH	55,000	3,321,450
American International Group, Inc.	120,200	6,586,960
Aon PLC	50,100	4,633,749
Aspen Insurance Holdings Ltd.	28,000	1,238,440
Assurant, Inc.	39,921	2,698,260
Chubb Corp. (The)	20,437	2,106,033
Hanover Insurance Group, Inc. (The)	35,900	2,558,952
Lincoln National Corp.	51,700	2,927,771
PartnerRe Ltd.	44,800	5,219,648
Progressive Corp. (The)	25,000	681,000
Travelers Cos., Inc. (The)	17,700	1,848,765
Unum Group	12,800	425,216
XL Group PLC	46,300	1,644,576

		45,413,033

		115,711,089

10	• AB VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 14.6%
Communications Equipment – 2.7%
Brocade Communications Systems, Inc.	353,800	$4,001,478
Cisco Systems, Inc.	179,879	4,971,855
Harris Corp.	33,507	2,401,447

		11,374,780

Electronic Equipment, Instruments & Components – 0.5%
Arrow Electronics, Inc.(a)	37,600	2,197,344

IT Services – 2.0%
Amdocs Ltd.	16,400	799,418
Booz Allen Hamilton Holding Corp.	47,197	1,284,231
Xerox Corp.	457,200	6,382,512

		8,466,161

Semiconductors & Semiconductor Equipment – 3.3%
Applied Materials, Inc.	169,600	4,078,880
Intel Corp.	195,500	7,282,375
Micron Technology, Inc.(a)	52,400	1,883,780
NVIDIA Corp.	27,700	580,869

		13,825,904

Software – 3.5%
Electronic Arts, Inc.(a)	114,100	5,012,413
Microsoft Corp.	208,700	9,977,947

		14,990,360

Technology Hardware, Storage & Peripherals – 2.6%
Hewlett-Packard Co.	283,500	11,073,510

		61,928,059

Health Care – 13.7%
Biotechnology – 1.5%
Gilead Sciences, Inc.(a)	63,787	6,399,112

Health Care Providers & Services – 4.8%
Aetna, Inc.	60,700	5,295,468
Express Scripts Holding Co.(a)	32,200	2,677,430
UnitedHealth Group, Inc.	41,100	4,053,693
WellPoint, Inc.	67,400	8,621,134

		20,647,725

Pharmaceuticals – 7.4%
Johnson & Johnson	120,100	13,000,825
Merck & Co., Inc.	92,500	5,587,000
Pfizer, Inc.	410,500	12,787,075

		31,374,900

		58,421,737

Energy – 11.2%
Energy Equipment & Services – 0.8%
Helmerich & Payne, Inc.	4,000	278,200
Nabors Industries Ltd.	62,500	820,000
National Oilwell Varco, Inc.	32,000	2,145,280

		3,243,480

AB VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 10.4%
Chesapeake Energy Corp.	27,800	$563,228
Chevron Corp.	66,100	7,196,307
Exxon Mobil Corp.	153,300	13,879,782
Hess Corp.	86,900	6,337,617
Marathon Oil Corp.	26,500	766,380
Marathon Petroleum Corp.	19,400	1,747,746
Murphy Oil Corp.	55,400	2,682,468
Occidental Petroleum Corp.	75,100	5,990,727
SM Energy Co.	12,500	543,125
Valero Energy Corp.	99,200	4,822,112

		44,529,492

		47,772,972

Consumer Discretionary – 9.5%
Auto Components – 0.6%
Lear Corp.	14,900	1,429,059
Magna International, Inc. (New York) – Class A	9,800	1,054,970

		2,484,029

Automobiles – 1.7%
Ford Motor Co.	461,000	7,251,530

Household Durables – 0.3%
PulteGroup, Inc.	66,232	1,432,598

Media – 2.9%
Liberty Global PLC – Series C(a)	94,301	4,707,506
Liberty Global PLC – Class A(a)	10,001	519,952
Time Warner, Inc.	76,582	6,518,660
Twenty-First Century Fox, Inc. – Class A	20,741	763,269

		12,509,387

Multiline Retail – 1.3%
Dillard’s, Inc. – Class A	17,000	2,003,960
Dollar General Corp.(a)	54,000	3,603,960

		5,607,920

Specialty Retail – 2.7%
Foot Locker, Inc.	69,200	3,964,468
GameStop Corp. – Class A(b)	107,500	4,064,575
Office Depot, Inc.(a)	500,200	3,316,326

		11,345,369

		40,630,833

Industrials – 7.8%
Aerospace & Defense – 1.6%
General Dynamics Corp.	12,500	1,817,000
L-3 Communications Holdings, Inc.	30,600	3,812,760
Northrop Grumman Corp.	8,000	1,127,440

		6,757,200

Air Freight & Logistics – 0.2%
FedEx Corp.	4,800	855,264

12	• AB VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 1.7%
Delta Air Lines, Inc.	152,700	$7,126,509

Industrial Conglomerates – 1.7%
General Electric Co.	268,300	7,107,267

Machinery – 2.6%
Caterpillar, Inc.	41,600	4,184,960
Dover Corp.	37,800	2,910,222
ITT Corp.	78,300	3,241,620
Parker-Hannifin Corp.	7,600	980,628

		11,317,430

		33,163,670

Utilities – 7.1%
Electric Utilities – 2.8%
American Electric Power Co., Inc.	60,400	3,476,020
Edison International	97,900	6,222,524
Westar Energy, Inc.	60,200	2,353,218

		12,051,762

Gas Utilities – 1.7%
Atmos Energy Corp.	55,300	2,969,610
UGI Corp.	118,800	4,479,948

		7,449,558

Independent Power Producers & Energy Traders – 1.7%
Calpine Corp.(a)	198,955	4,568,007
NRG Energy, Inc.	84,900	2,653,974

		7,221,981

Multi-Utilities – 0.9%
CenterPoint Energy, Inc.	90,400	2,164,176
DTE Energy Co.	7,300	594,658
Public Service Enterprise Group, Inc.	20,900	873,202

		3,632,036

		30,355,337

Consumer Staples – 3.0%
Beverages – 0.1%
Molson Coors Brewing Co. – Class B	5,700	440,895

Food & Staples Retailing – 2.0%
CVS Health Corp.	45,900	4,193,424
Kroger Co. (The)	73,472	4,396,564

		8,589,988

Food Products – 0.3%
Archer-Daniels-Midland Co.	24,700	1,301,196

Household Products – 0.6%
Procter & Gamble Co. (The)	27,600	2,495,868

		12,827,947

Telecommunication Services – 2.9%
Diversified Telecommunication Services – 2.1%
AT&T, Inc.	224,400	7,939,272
CenturyLink, Inc.	22,000	896,940

		8,836,212

AB VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.8%
Vodafone Group PLC (Sponsored ADR)	95,800	$3,501,490

		12,337,702

Materials – 2.1%
Chemicals – 1.9%
CF Industries Holdings, Inc.	2,300	616,745
Eastman Chemical Co.	41,600	3,449,472
LyondellBasell Industries NV – Class A	49,700	3,919,342

		7,985,559

Metals & Mining – 0.2%
Alcoa, Inc.	48,300	835,107

		8,820,666

Total Common Stocks (cost $331,225,886)		421,970,012

SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c)(d) (cost $8,622,845)	8,622,845	8,622,845

Total Investments Before Security Lending Collateral for Securities Loaned – 101.1% (cost $339,848,731)		430,592,857

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.0%
Investment Companies – 1.0%
AB Exchange Reserves – Class I, 0.07% (c)(d) (cost $4,085,000)	4,085,000	4,085,000

Total Investments – 102.1% (cost $343,933,731)		434,677,857
Other assets less liabilities – (2.1)%		(8,884,365)

Net Assets – 100.0%		$425,793,492

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• AB VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $331,225,886)	$421,970,012	(a)
Affiliated issuers (cost $12,707,845 – including investment of cash collateral for securities loaned of $4,085,000)	12,707,845
Dividends and interest receivable	1,094,020
Receivable for investment securities sold	541,605
Receivable for shares of beneficial interest sold	300,755

Total assets	436,614,237

Liabilities
Payable for investment securities purchased	5,860,603
Payable for collateral received on securities loaned	4,085,000
Payable for shares of beneficial interest redeemed	514,165
Advisory fee payable	179,880
Distribution fee payable	32,167
Transfer Agent fee payable	13,173
Administrative fee payable	8,644
Accrued expenses	127,113

Total liabilities	10,820,745

Net Assets	$425,793,492

Composition of Net Assets
Paid-in capital	$468,450,917
Undistributed net investment income	6,595,523
Accumulated net realized loss on investment and foreign currency transactions	(139,997,074)
Net unrealized appreciation on investments	90,744,126

	$425,793,492

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$62,021,361	4,274,458	$14.51	*

B	$2,605,103	179,259	$14.53

C	$18,616,637	1,291,986	$14.41

Advisor	$324,882,015	22,328,564	$14.55

R	$2,001,489	139,609	$14.34

K	$12,199,697	854,986	$14.27

I	$3,467,190	240,186	$14.44

(a)	Includes securities on loan with a value of $4,064,575 (see Note E).

*	The maximum offering price per share for Class A shares was $15.15 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2014

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $16,911)	$10,495,692
Affiliated issuers	5,368
Interest	30
Securities lending income	33,107	$10,534,197

Expenses
Advisory fee (see Note B)	2,304,151
Distribution fee—Class A	183,576
Distribution fee—Class B	32,564
Distribution fee—Class C	181,707
Distribution fee—Class R	9,666
Distribution fee—Class K	27,996
Transfer agency—Class A	46,571
Transfer agency—Class B	3,007
Transfer agency—Class C	14,642
Transfer agency—Advisor Class	245,016
Transfer agency—Class R	5,009
Transfer agency—Class K	22,397
Transfer agency—Class I	625
Custodian	140,948
Registration fees	68,364
Trustees’ fees	58,545
Administrative	51,316
Audit and tax	50,145
Printing	42,283
Legal	37,162
Miscellaneous	19,767

Total expenses	3,545,457
Less: expenses waived by the Distributor (see Note C)	(22,795)

Net expenses		3,522,662

Net investment income		7,011,535

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		51,904,799
Net change in unrealized appreciation/depreciation of investments		(5,375,544)

Net gain on investment transactions		46,529,255

Net Increase in Net Assets from Operations		$53,540,790

See notes to financial statements.

16	• AB VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2014	Year Ended November 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,011,535	$5,517,659
Net realized gain on investment transactions	51,904,799	47,640,898
Net change in unrealized appreciation/depreciation of investments	(5,375,544)	69,675,855

Net increase in net assets from operations	53,540,790	122,834,412
Dividends to Shareholders from
Net investment income
Class A	(618,037)	(872,994)
Class B	(36,213)	(56,975)
Class C	(66,765)	(129,188)
Advisor Class	(4,414,965)	(5,369,396)
Class R	(11,982)	(28,371)
Class K	(112,638)	(110,776)
Class I	(41,572)	(36,326)
Transactions in Shares of Beneficial Interest
Net decrease	(59,646,588)	(34,378,297)

Total increase (decrease)	(11,407,970)	81,852,089
Net Assets
Beginning of period	437,201,462	355,349,373

End of period (including undistributed net investment income of $6,595,523 and $4,886,160, respectively)	$425,793,492	$437,201,462

See notes to financial statements.

AB VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2014

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. Prior to January 20, 2015, the Trust was known as AllianceBernstein Trust. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AB International Value Fund, the AB Discovery Value Fund and the AB Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”). Prior to January 20, 2015, the Fund was known as AllianceBernstein Value Fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

18	• AB VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have

AB VALUE FUND •	19

Notes to Financial Statements

occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

20	• AB VALUE FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2014:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$421,970,012		$	– 0	–	$	– 0	–	$421,970,012
Short-Term Investments	8,622,845			– 0	–		– 0	–	8,622,845
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,085,000			– 0	–		– 0	–	4,085,000

Total Investments in Securities	434,677,857			– 0	–		– 0	–	434,677,857
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total+	$434,677,857		$	– 0	–	$	– 0	–	$434,677,857

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation

AB VALUE FUND •	21

Notes to Financial Statements

versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

22	• AB VALUE FUND

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2014, the reimbursement for such services amounted to $51,316.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $182,999 for the year ended November 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,107

AB VALUE FUND •	23

Notes to Financial Statements

from the sale of Class A shares and received $1,342, $678 and $377 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2014.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2014 (000)	Dividend Income (000)
$8,287	$143,872	$143,536	$8,623	$5

Brokerage commissions paid on investment transactions for the year ended November 30, 2014 amounted to $367,458, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2014, such waiver amounted to $22,795. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $501,651, $904,658, $136,279 and $79,876 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution

24	• AB VALUE FUND

Notes to Financial Statements

and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$232,053,117	$283,135,870

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$345,102,066

Gross unrealized appreciation	$96,227,001
Gross unrealized depreciation	(6,651,210)

Net unrealized appreciation	$89,575,791

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2014.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB VALUE FUND •	25

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2014, the Fund had securities on loan with a value of $4,064,575 and had received cash collateral which has been invested into AB Exchange Reserves of $4,085,000. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $33,107 and $687 from the borrowers and AB Exchange Reserves, respectively, for the year ended November 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the year ended November 30, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2014 (000)
$ 811	$23,605	$20,331	$4,085

26	• AB VALUE FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013

Class A
Shares sold	355,424	474,597	$4,786,045	$5,424,568

Shares issued in reinvestment of dividends	43,629	80,690	559,772	793,984

Shares converted from Class B	88,018	102,362	1,195,439	1,112,713

Shares redeemed	(967,146)	(1,339,791)	(13,061,336)	(15,045,415)

Net decrease	(480,075)	(682,142)	$(6,520,080)	$(7,714,150)

Class B
Shares sold	12,533	17,471	$170,959	$199,885

Shares issued in reinvestment of dividends	2,573	5,314	33,058	52,396

Shares converted to Class A	(87,874)	(102,236)	(1,195,439)	(1,112,713)

Shares redeemed	(38,418)	(40,712)	(531,332)	(446,020)

Net decrease	(111,186)	(120,163)	$(1,522,754)	$(1,306,452)

Class C
Shares sold	68,423	97,442	$911,453	$1,122,231

Shares issued in reinvestment of dividends	4,622	11,639	59,299	114,530

Shares redeemed	(181,334)	(334,872)	(2,427,358)	(3,695,202)

Net decrease	(108,289)	(225,791)	$(1,456,606)	$(2,458,441)

Advisor Class
Shares sold	4,925,596	5,453,264	$66,991,939	$61,297,189

Shares issued in reinvestment of dividends	302,157	473,891	3,876,673	4,663,087

Shares redeemed	(9,007,225)	(8,099,496)	(121,154,500)	(90,426,895)

Net decrease	(3,779,472)	(2,172,341)	$(50,285,888)	$(24,466,619)

Class R
Shares sold	34,576	86,375	$458,324	$946,422

Shares issued in reinvestment of dividends	942	2,910	11,982	28,371

Shares redeemed	(43,601)	(173,965)	(575,188)	(1,950,431)

Net decrease	(8,083)	(84,680)	$(104,882)	$(975,638)

AB VALUE FUND •	27

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2014	Year Ended November 30, 2013

Class K
Shares sold	152,413	325,241	$2,040,991	$3,550,260

Shares issued in reinvestment of dividends	8,918	11,432	112,637	110,776

Shares redeemed	(152,207)	(147,288)	(2,008,706)	(1,633,847)

Net increase	9,124	189,385	$144,922	$2,027,189

Class I
Shares sold	10,589	71,758	$151,800	$729,842

Shares issued in reinvestment of dividends	1,088	184	13,835	1,797

Shares redeemed	(5,113)	(19,150)	(66,935)	(215,825)

Net increase	6,564	52,792	$98,700	$515,814

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

28	• AB VALUE FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2014.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$5,302,172	$6,604,026

Total taxable distributions paid	$5,302,172	$6,604,026

As of November 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,595,523
Accumulated capital and other losses	(138,828,740	)(a)
Unrealized appreciation/(depreciation)	89,575,791	(b)

Total accumulated earnings/(deficit)	$(42,657,426)

(a)

As of November 30, 2014, the Fund had a net capital loss carryforward of $138,828,740. During the fiscal year, the Fund utilized $99,545,743 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather

AB VALUE FUND •	29

Notes to Financial Statements

than being considered short-term as under previous regulation. As of November 30, 2014, the Fund had a net capital loss carryforward of $138,828,740 which will expire in 2017.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, or additional paid-in capital.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• AB VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.93	$ 9.64	$ 8.61	$ 8.54	$ 8.27

Income From Investment Operations
Net investment income(a)	.20	.13	.15	.11	.08
Net realized and unrealized gain on investment and foreign currency transactions	1.51	3.32	1.01	.05	.32

Net increase in net asset value from operations	1.71	3.45	1.16	.16	.40

Less: Dividends
Dividends from net investment income	(.13)	(.16)	(.13)	(.09)	(.13)

Net asset value, end of period	$ 14.51	$ 12.93	$ 9.64	$ 8.61	$ 8.54

Total Return
Total investment return based on net asset value(b)	13.38%*	36.32%*	13.60%	1.81%*	4.92	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,021	$61,455	$52,390	$58,822	$73,768
Ratio to average net assets of:
Expenses	1.04%	1.07%	1.11%	1.09%	1.11	%+
Net investment income	1.45%	1.18%	1.58%	1.23%	.97	%+
Portfolio turnover rate	56%	55%	45%	64%	64%

See footnote summary on page 37.

AB VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.94	$ 9.63	$ 8.59	$ 8.52	$ 8.26

Income From Investment Operations
Net investment income(a)(c)	.20	.13	.14	.10	.07
Net realized and unrealized gain on investment and foreign currency transactions	1.52	3.32	1.01	.05	.31

Net increase in net asset value from operations	1.72	3.45	1.15	.15	.38

Less: Dividends
Dividends from net investment income	(.13)	(.14)	(.11)	(.08)	(.12)

Net asset value, end of period	$ 14.53	$ 12.94	$ 9.63	$ 8.59	$ 8.52

Total Return
Total investment return based on net asset value(b)	13.39%*	36.29%*	13.53%	1.68%*	4.68	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,605	$3,759	$3,955	$6,034	$10,169
Ratio to average net assets of:
Expenses, net of waivers	1.06%	1.11%	1.21%	1.18%	1.20	%+
Expenses, before waivers	1.76%	1.81%	1.91%	1.88%	1.90	%+
Net investment income(c)	1.47%	1.15%	1.46%	1.10%	.88	%+
Portfolio turnover rate	56%	55%	45%	64%	64%

See footnote summary on page 37.

32	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.84	$ 9.57	$ 8.53	$ 8.46	$ 8.20

Income From Investment Operations
Net investment income(a)	.10	.05	.08	.05	.02
Net realized and unrealized gain on investment and foreign currency transactions	1.52	3.30	1.01	.04	.31

Net increase in net asset value from operations	1.62	3.35	1.09	.09	.33

Less: Dividends
Dividends from net investment income	(.05)	(.08)	(.05)	(.02)	(.07)

Net asset value, end of period	$ 14.41	$ 12.84	$ 9.57	$ 8.53	$ 8.46

Total Return
Total investment return based on net asset value(b)	12.65%*	35.30%*	12.87%	1.00%*	4.07	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,617	$17,983	$15,556	$16,939	$22,069
Ratio to average net assets of:
Expenses	1.74%	1.78%	1.83%	1.82%	1.84	%+
Net investment income	.74%	.48%	.86%	.50%	.25	%+
Portfolio turnover rate	56%	55%	45%	64%	64%

See footnote summary on page 37.

AB VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.96	$ 9.66	$ 8.63	$ 8.57	$ 8.30

Income From Investment Operations
Net investment income(a)	.24	.17	.17	.14	.11
Net realized and unrealized gain on investment and foreign currency transactions	1.52	3.32	1.02	.04	.32

Net increase in net asset value from operations	1.76	3.49	1.19	.18	.43

Less: Dividends
Dividends from net investment income	(.17)	(.19)	(.16)	(.12)	(.16)

Net asset value, end of period	$ 14.55	$ 12.96	$ 9.66	$ 8.63	$ 8.57

Total Return
Total investment return based on net asset value(b)	13.76%*	36.78%*	13.98%	2.02%*	5.22	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$324,882	$338,353	$273,267	$291,020	$324,070
Ratio to average net assets of:
Expenses	.74%	.77%	.81%	.79%	.81	%+
Net investment income	1.79%	1.49%	1.88%	1.55%	1.27	%+
Portfolio turnover rate	56%	55%	45%	64%	64%

See footnote summary on page 37.

34	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.76	$ 9.52	$ 8.49	$ 8.44	$ 8.18

Income From Investment Operations
Net investment income(a)	.14	.10	.11	.08	.05
Net realized and unrealized gain on investment and foreign currency transactions	1.52	3.27	1.02	.04	.32

Net increase in net asset value from operations	1.66	3.37	1.13	.12	.37

Less: Dividends
Dividends from net investment income	(.08)	(.13)	(.10)	(.07)	(.11)

Net asset value, end of period	$ 14.34	$ 12.76	$ 9.52	$ 8.49	$ 8.44

Total Return
Total investment return based on net asset value(b)	13.05%*	35.75%*	13.38%	1.33%*	4.58	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,001	$1,885	$2,211	$2,908	$3,435
Ratio to average net assets of:
Expenses	1.42%	1.42%	1.42%	1.43%	1.44	%+
Net investment income	1.07%	.87%	1.25%	.91%	.65	%+
Portfolio turnover rate	56%	55%	45%	64%	64%

See footnote summary on page 37.

AB VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.72	$ 9.50	$ 8.49	$ 8.43	$ 8.17

Income From Investment Operations
Net investment income(a)	.18	.13	.14	.11	.08
Net realized and unrealized gain on investment and foreign currency transactions	1.50	3.26	1.00	.04	.32

Net increase in net asset value from operations	1.68	3.39	1.14	.15	.40

Less: Dividends
Dividends from net investment income	(.13)	(.17)	(.13)	(.09)	(.14)

Net asset value, end of period	$ 14.27	$ 12.72	$ 9.50	$ 8.49	$ 8.43

Total Return
Total investment return based on net asset value(b)	13.37%*	36.20%*	13.58%	1.73%*	4.95	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,200	$10,762	$6,235	$4,704	$5,073
Ratio to average net assets of:
Expenses	1.11%	1.11%	1.14%	1.12%	1.13	%+
Net investment income	1.36%	1.13%	1.57%	1.21%	.96	%+
Portfolio turnover rate	56%	55%	45%	64%	64%

See footnote summary on page 37.

36	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 12.86	$ 9.59	$ 8.57	$ 8.50	$ 8.24

Income From Investment Operations
Net investment income(a)	.24	.18	.18	.15	.11
Net realized and unrealized gain on investment and foreign currency transactions	1.52	3.29	1.01	.04	.32

Net increase in net asset value from operations	1.76	3.47	1.19	.19	.43

Less: Dividends
Dividends from net investment income	(.18)	(.20)	(.17)	(.12)	(.17)

Net asset value, end of period	$ 14.44	$ 12.86	$ 9.59	$ 8.57	$ 8.50

Total Return
Total investment return based on net asset value(b)	13.87%*	36.89%*	14.09%	2.14%*	5.23	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,467	$3,004	$1,735	$1,887	$2,255
Ratio to average net assets of:
Expenses	.68%	.68%	.71%	.69%	.70	%+
Net investment income	1.79%	1.58%	1.98%	1.64%	1.37	%+
Portfolio turnover rate.	56%	55%	45%	64%	64%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2014, November 30, 2013, November 30, 2011, and November 30, 2010 by 0.03%, 0.13%, 0.01% and 0.04%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

AB VALUE FUND •	37

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AB Value Fund (formerly known as AllianceBernstein Value Fund) (one of the funds constituting AB Trust (formerly known as AllianceBernstein Trust) (the “Fund”)), as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AB Value Fund (one of the funds constituting AB Trust) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2015

38	• AB VALUE FUND

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2014. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2014, the Fund designates $10,200,267 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

AB VALUE FUND •	39

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Christopher W. Marx(2), Vice President

Gregory L. Powell(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Marx, Paul and Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	• AB VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

AB VALUE FUND •	41

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr., ## 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since prior to 2010 and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2010 until July 2014

John H. Dobkin, ## 72 (2001)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	116	None

42	• AB VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010, and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (2001)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

AB VALUE FUND •	43

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

44	• AB VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	116	None

AB VALUE FUND •	45

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

46	• AB VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior March 2003.

Joseph G. Paul 54	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Christopher W. Marx 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Gregory L. Powell 56	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.abglobal.com, for a free prospectus or SAI.

AB VALUE FUND •	47

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee summary was completed on April 25, 2014 and discussed with the Board of Trustees on May 6-8, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

48	• AB VALUE FUND

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee	Net Assets 3/31/14 ($MIL)
Value Fund	Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$401.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $48,649 (0.012% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.77 1.07 1.81 1.78 1.42 1.11 0.68	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB VALUE FUND •	49

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

50	• AB VALUE FUND

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund based on the Fund’s March 31, 2014 net assets: 6

Fund	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$401.1	U.S. Diversified Value 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25m	0.322%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2014 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are the Fund’s

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

AB VALUE FUND •	51

advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2014 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1[8],[9]	0.49% on 1st $100 million 0.30% on next $100 million 0.25% on the balance	0.322%	0.550%

	Client #2[8]	0.30% of average daily net assets	0.300%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management

8	The Fund is an affiliate of the Adviser.

9	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

52	• AB VALUE FUND

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Value Fund	0.550	0.743	1/13

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.14 Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the median of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Value Fund	1.069	1.146	4/13	1.156	22/67

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

AB VALUE FUND •	53

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

54	• AB VALUE FUND

During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,601, $410,694 and $5,194 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $262,853 in fees from the Fund.

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the

AB VALUE FUND •	55

decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

56	• AB VALUE FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2014.21

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	26.27	25.80	23.89	5/13	20/79
3 year	12.09	12.31	12.33	9/12	40/71
5 year	21.01	21.00	21.28	6/12	38/66
10 year	4.32	6.85	6.62	6/6	46/47

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2014 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Value Fund	26.27	12.09	21.01	4.32	4.98	16.39	0.24	10
Russell 1000 Value Index	23.44	14.05	23.18	7.24	6.75	15.52	0.42	10
Inception Date: March 29, 2001

19	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

21	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB VALUE FUND •	57

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

58	• AB VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB VALUE FUND •	59

AB Family of Funds

NOTES

60	• AB VALUE FUND

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0151-1114

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Value Fund	2013	$30,500		$22,072
	2014	$40,904	$—	$22,745
AB International Value Fund	2013	$30,500		$58,447
	2014	$40,904	$—	$36,900
AB Discovery Value Fund	2013	$29,000	$1,000	$24,032
	2014	$36,325	$—	$24,705
AB Value Fund	2013	$29,000		$15,677
	2014	$31,899	$—	$16,350

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Value Fund	2013	$392,365	$22,072
			$—
			$(22,072)
	2014	$429,350	$22,745
			$—
			$(22,745)
AB International Value Fund	2013	$465,115	$58,447
			$—
			$(58,447)
	2014	$443,505	$36,900
			$—
			$(36,900)
AB Discovery Value Fund	2013	$373,253	$25,032
			$(1,000)
			$(24,032)
	2014	$431,310	$24,705
			$—
			$(24,705)
AB Value Fund	2013	$363,898	$15,677
			$—
			$(15,677)
	2014	$422,955	$16,350
			$—
			$(16,350)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: January 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: January 22, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: January 22, 2015